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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
AEP INDUSTRIES INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/	No fee required
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
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AEP INDUSTRIES INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME:	11:00 AM
DATE:	Tuesday, April 13, 2004
PLACE:	Holiday Inn Hasbrouck Heights 238 Route 17 South Hasbrouck Heights, NJ 07604
ITEMS OF BUSINESS:	1)	To elect four Class C Directors (page 3).
	2)	To approve the AEP Industries Inc. 2005 Stock Option Plan (page 12).
	3)	To approve the AEP Industries Inc. 2005 Employee Stock Purchase Plan (page 16).
	4)	To ratify the Board of Directors' selection of KPMG LLP as our independent auditors for fiscal 2004 (page 17).
	5)	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.
WHO MAY VOTE:	You can vote if you were a stockholder of record on February 6, 2004.
ANNUAL REPORT:	A copy of our 2003 Annual Report is enclosed.
DATE OF MAILING:	This Notice of Annual Meeting of Stockholders and Proxy Statement are first being mailed on or about February 27, 2004.
By Order of the Board of Directors,

Jack P. Adler Vice President, General Counsel and Secretary

LETTER TO THE STOCKHOLDERS

February 27, 2004

To our Stockholders:

We are pleased to invite you to attend our Annual Meeting of Stockholders on Tuesday, April 13, 2004. Our meeting will be held at the Holiday Inn, Hasbrouck Heights, 283 Route 17 South, in Hasbrouck Heights, New Jersey, at 11:00 AM, local time.

The business to be transacted at this year's meeting consists of:

•
the election of four Class C Directors,

•
approval of the 2005 Stock Option Plan adopted by our Board of Directors, to be effective January 1, 2005,

•
approval of the 2005 Employee Stock Purchase Plan adopted by our Board of Directors, to be effective July 1, 2005,

•
ratification of our Board of Directors' selection of KPMG LLP as our independent auditors for fiscal year 2004.

We hope you will be able to attend the meeting, and we look forward to answering your questions.

Whether or not you plan to attend the meeting, we ask that you carefully review our Proxy Statement and promptly complete, sign and return the enclosed proxy card in the postage paid envelope provided for mailing in the United States.

Thank you for your continuing support.

Sincerely,

J. Brendan Barba
Chairman of the Board,
President and CEO

Corporate Headquarters
125 Phillips Avenue
South Hackensack, NJ 07606

AEP INDUSTRIES INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

APRIL 13, 2004

ABOUT THE ANNUAL MEETING

Who is soliciting my vote?

The Board of Directors of AEP Industries Inc. is soliciting your vote at our 2004 Annual Meeting of Stockholders.

What am I voting on?

You will be voting on the following:

  •
  Election of four Class C Directors

  •
  Approval of the AEP Industries Inc. 2005 Stock Option Plan

  •
  Approval of the AEP Industries Inc. 2005 Employee Stock Purchase Plan

  •
  Ratification of the appointment of KPMG LLP as our independent auditors for the 2004 fiscal year

Who is entitled to vote?

If you owned shares of AEP common stock at the close of business on February 6, 2004, you may vote. Each share is entitled to one vote. As of February 6, 2004, we had 8,222,603 shares of common stock outstanding.

How do I vote?

You may vote by completing, signing and returning the enclosed proxy card.

You may also vote in person at the Annual Meeting if the shares are registered in your name or if you obtain a proxy from a broker who is holding your shares. Even if you plan to be present at the meeting, we encourage you to vote your shares by proxy.

Can I change my mind after I vote?

You may change your vote at any time before the polls close at the meeting. You may do this by either signing another proxy with a later date and returning it to us prior to the meeting or by voting again at the meeting.

What if I return my proxy card but do not provide voting instructions?

Proxy cards that are signed and returned but do not contain instructions will be voted (1) FOR the election of the nominees for Class C Directors, (2) FOR the approval of our 2005 Stock Option Plan, (3) FOR the approval of our 2005 Stock Purchase Plan, and (4) FOR the ratification of KPMG LLP as our company's independent auditors for the 2004 fiscal year.

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038, (telephone: 1-800-937-5449).

Will my shares be voted if I do not provide my proxy?

Under certain circumstances, your shares may be voted if they are held in the name of a brokerage firm. Under the rules of the New York Stock Exchange, brokerage firms have the authority to vote customers' shares for which no proxy is received on certain "routine" matters, including the election of directors. When a brokerage firm votes its customers' "unvoted" shares, these shares are counted for purposes of establishing a quorum and are tallied with the other voted shares.

ABOUT THE ANNUAL MEETING (Continued)

How many votes must be present to hold the meeting?

In order for us to conduct our meeting, a majority of our outstanding shares as of February 6, 2004, must be present at the meeting. This is known as a quorum. Your shares are counted as present at the meeting if you attend the meeting and vote in person, or if you or your broker properly return a proxy by mail.

How many votes are needed to elect directors?

The four nominees receiving the highest number of "yes" votes at the meeting will be elected as Class C Directors. This number is called a plurality.

How many votes are needed to approve the AEP Industries Inc. 2005 Stock Option Plan and the 2005 Employee Stock Purchase Plan?

A "yes" vote of a majority of the shares present and voting at the meeting.

How many votes are needed to ratify the selection of our company's independent auditors?

A "yes" vote of a majority of the shares present and voting at the meeting.

ITEM 1
ELECTION OF CLASS C DIRECTORS AND NOMINEE BIOGRAPHIES

Who are the nominees this year?

J. Brendan Barba, Richard E. Davis, Lee C. Stewart and William F. Stoll, Jr. are each nominated for election as a Class C Director. With the exception of Mr. Barba, all nominees have been determined to be "independent" under the rules of the Nasdaq National Market. If elected, each nominee will hold office until the 2007 Annual Meeting of Stockholders and until his successor is elected and qualified.

What are the backgrounds of this year's nominees?

J. BRENDAN BARBA, 63 Director since 1971

•
President and Chief Executive Officer of our company since 1971
•
Chairman of the Board since 1985

RICHARD E. DAVIS, 61 Director since January 27, 2004

•
Vice President – Finance and Chief Financial Officer of Glatt Air Techniques, Inc., (a supplier of solids processing technology to pharmaceutical and manufacturing organizations), since 1988
•
Vice President, Finance and Chief Financial Officer of The GMI Group (a conglomerate with computer graphics, advertising, audio/visual presentations, music and book publishing operations) from 1985 to 1988

LEE C. STEWART, 55 Director since 1996

•
Investment Banker with Daniel Stewart & Co. from May 2001
•
Financial consultant from March 2001
•
Executive Vice President and Chief Financial Officer of Foamex International, Inc. (a manufacturer of polyurethane products) from March to May 2001
•
Vice President of Union Carbide Corporation (manufacturer of petrochemicals) from 1996 to 2001
•
Investment banker with Bear Stearns & Co., Inc. for more than ten years prior to 1996
•
Member of the Board of Directors of:
  •
  P.H. Glatfelter Company (global manufacturer of specialty papers and engineering products)
  •
  Marsulex, Inc. (a Toronto Stock Exchange company, providing outsourced environmental compliance services)

WILLIAM F. STOLL, JR., 55 Director since 1999

•
From July 2003 to present, other than service as a director, not otherwise engaged
•
From 2001 to July 2003 Executive Vice President and General Counsel of Borden Chemical, Inc., formerly Borden, Inc., (a chemicals and consumer adhesive company)
•
Senior Vice President and General Counsel of Borden, Inc. from 1996 to 2001
•
Vice President and Deputy General Counsel of Westinghouse Electric Corp., (broadcasting and industrial products), from 1993 to 1996

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
FOR THE ELECTION OF THESE CLASS C DIRECTORS

STANDING DIRECTORS' BIOGRAPHIES

What are the backgrounds of the Directors not
standing for election this year?

The incumbent Class A Directors with terms expiring in 2005 are set-forth below. All of our Class A Directors are determined to be "independent" under the rules of the Nasdaq National Market.

KENNETH AVIA, 61 Director since 1980

•
Managing Principal of Avia Consulting Group LLC from 2002
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Executive Vice President of First Data Merchant Services (a global payment services firm) from 1993 to 2002
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Divisional Vice President of Automatic Data Processing, Inc. (a global independent computing services firm) from 1984 to 1993

BRIAN F. CARROLL, 32 Director since 2002

•
Director, Kohlberg Kravis Roberts & Co. since January 2004
•
Associate, Kohlberg Kravis Roberts & Co. from July 1999 to December 2003
•
Student, Stanford University Graduate School of Business from September 1997 to June 1999
•
Analyst, Kohlberg Kravis Roberts & Co. from 1995 to June 1997.
•
Member of the Board of Directors of:
  •
  Borden Chemical, Inc. (a chemicals and consumer adhesives company)
  •
  The Boyds Collection, Ltd. (a domestic designer, importer and distributor of branded, high-quality, hand-crafted giftware products and collectibles)
  •
  Rockwood Specialties Inc. (a global specialty chemical company focused on high-value-added niche segments in three divisions: pigment and performance additives, specialty compounds and electronics)

PAUL E. GELBARD, 73 Director since 1991

•
Of Counsel, Warshaw Burstein Cohen Schlesinger & Kuh, LLP (attorneys) since 2000
•
Of Counsel, Bachner Tally & Polevoy LLP (attorneys) from 1997 to 1999
•
Partner, Bachner Tally Polevoy & Misher LLP (attorneys) from 1974 to 1996

Our incumbent Class B Directors with terms expiring in 2006 are set-forth below. With the exception of Mr. Feeney, all are determined to be "independent" under the rules of the Nasdaq National Market.

ADAM H. CLAMMER, 33 Director since 1999

•
Director, Kohlberg Kravis Roberts & Co. since 1995
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Investment banker with Morgan Stanley & Co. from 1992 to 1995
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Member of the Board of MedCath Corporation (a provider of cardiology and cardiovascular services)

PAUL M. FEENEY, 61 Director since 1989

•
Executive Vice President, Finance and Chief Financial Officer of our company since 1988
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Vice President and Treasurer of Witco Corporation (a chemical products corporation) from 1980 to 1988

KEVIN M. KELLEY, 46 Director since 2001

•
From March 2003 to present, other than service as a director, not otherwise engaged
•
Senior Managing Director, Borden Capital, Inc. from 2002 to March 2003
•
Executive Vice President of Borden Capital Management Partners from 1999 to 2002
•
Managing Director of Ripplewood Holdings LLC from 1996 to 1999
•
Member of the Board of Directors of:
  •
  Genesis Healthcare Corporation
  •
  Make a Wish of Greater Ohio and Kentucky (charitable organization)
•
Trustee of the Columbus Academy

BOARD OF DIRECTORS INFORMATION

What is the makeup of the Board of Directors?

Our Board of Directors has 10 members. Our directors are divided into three classes, with each class serving for a three-year period. Our stockholders elect approximately one-third of the members of the Board of Directors each year.

We entered into a Governance Agreement with Borden, Inc., dated June 20, 1996, in connection with our acquisition of Borden's global packaging business. This Agreement provides that our Board initially consists of 10 members. Borden is entitled to designate four persons to serve on our Board. This is subject to reduction if Borden's stockholdings are reduced below 25% of our company's outstanding common stock. Borden also has the right to participate in the selection of one independent director as long as Borden's stockholdings remain at least 10%.

In order to comply with the requirements of the Sarbanes-Oxley Act of 2002 and the Nasdaq National Market with respect to director independence, on January 27, 2004, Lawrence R. Noll, an employee director of our company, resigned. Management appointed Richard E. Davis to replace him. Messrs. Carroll, Clammer, Kelley, and Stoll are the Borden designated directors. Messrs. Avia, Davis, and Gelbard are the management designated directors. Mr. Stewart is the independent director jointly designated by Borden and us.

Messrs. Barba and Feeney are active in our business on a daily basis.

In November 2001 Borden, Inc. merged with Borden Chemical, Inc. and changed its name to Borden Chemical, Inc.

The Governance Agreement provides Borden with certain rights to designate directors to serve on specific committees. It also provides that specific board actions require the approval of at least 66 2/3% of the total number of directors, as long as Borden owns more than 25% of our outstanding common stock, and that a Borden designated director must be part of that 66 2/3% majority.

As long as Borden's stockholdings are at least 20%, the Governance Agreement, with specified exceptions, gives Borden preemptive rights to purchase additional shares of our stock in order to maintain its percentage ownership.

How are nominees selected?

Since the closing on October 11, 1996, of our acquisition of the Borden Packaging business from Borden and prior to January 27, 2004, nominations were determined pursuant to the Governance Agreement. Because Borden's stockholdings exceed 25% of the outstanding shares of common stock of our company, the Board of Directors must consist of ten directors, five designated by management (two of whom are required to be independent), four designated by Borden and a tenth designated jointly by management and Borden, who is required to be independent.

The Nominating Committee of the Board was reconstituted on January 27, 2004. It consists solely of independent Board members. The Nominating Committee reviewed the qualifications of the directors standing for re-election at the 2004 Annual Meeting of Stockholders, who are J. Brendan Barba and Richard E. Davis, designated by management, William F. Stoll, Jr., designated by Borden, and Lee C. Stewart, the joint designee of management and Borden. The Nominating Committee found these candidates, all of whom are currently on the Board of Directors, as eminently qualified and submitted this slate to our Board of Directors for designation as candidates recommended for election at our forthcoming annual meeting.

The Nominating Committee has made no specific or formal provisions for identifying or evaluating nominees or considering nominees proposed by persons other than management or Borden. Although the Nominating Committee would consider any nominee proposed by persons other than management or Borden, in view of the Governance Agreement, any proposed nominee would be presented as a suggestion to either management or Borden.

BOARD OF DIRECTORS INFORMATION (Continued)

What if a nominee is unwilling or unable to serve?

That is not expected to occur. However, if it does, proxies will be voted for a substitute designated by the Board of Directors.

How are directors compensated?

Each director who is not an employee of our company or Borden receives an automatic annual stock option grant of 1,000 shares of our common stock and an annual retainer of $20,000. Effective January 2003, the annual retainer of those directors who are members of the Audit Committee was increased to $28,000 from $20,000, the attendance fee for each Board meeting was increased to $1,500 from $1,000 and an attendance fee of $1,000 per committee meeting has been paid for most meetings. Each director has the option to defer payment of the director's annual retainer and attendance fees. Interest accrues on deferred fees at the rate of 8% per annum until paid.

How often did the Board meet in fiscal 2003?

The Board of Directors met five times and transacted business via written consent in lieu of meeting twice during fiscal 2003. Each director attended more than 75% of the aggregate of the meetings of the Board and of the committees of which he was a member.

Are the members of the Board of Directors independent?

Based on the information provided to us by the respective directors, all of the directors, except for Messrs. Barba and Feeney, who are officers of our company, are independent as determined by the Board of Directors in accordance with the applicable Nasdaq and SEC rules. Accordingly, a majority of the members of the Board of Directors, who will be in office following the 2004 Annual Meeting of Stockholders, will be independent directors.

Of the persons deemed independent directors for purposes of service on our Board of Directors, the persons whom we propose to designate for service on our Audit Committee, as noted below, will meet the extra qualifications for independence required for Audit Committee members under Nasdaq rules.

BOARD OF DIRECTORS INFORMATION (Continued)

What are the committees of the Board?

During Fiscal 2003 our Board of Directors had the following committees:

Name of Committee and Members	Functions of the Committee	Number of Meetings and Consent Actions in Fiscal 2003

AUDIT: Lee C. Stewart, Chairman Kenneth Avia Paul E. Gelbard
•  Oversees auditing procedures
•  Receives and accepts the report of independent auditors
•  Reviews with management the financial statements included in our company Forms 10-Q and 10-K and other financial information provided to any governmental body or to the public
•  Reviews internal systems of accounting and management control and reporting
•  Reviews significant risks and exposures and assesses management steps to minimize such risks
•  Makes recommendation regarding the selection of independent auditors
•  Reviews independence of auditors and their fees
	• Provides an open avenue of communication between the independent auditors, internal audit and the Board of Directors	8
STOCK OPTION: Kenneth Avia, Chairman Brian F. Carroll Paul E. Gelbard William F. Stoll, Jr.	• Makes grants of stock option awards pursuant to our 1995 Stock Option Plan • Administers our 1985 and 1995 Stock Option Plans • Administers our 1995 Stock Purchase Plan	4
COMPENSATION: William F. Stoll, Jr., Chairman Kenneth Avia J. Brendan Barba Brian F. Carroll Paul M. Feeney Lee C. Stewart	• Reviews and approves compensation for senior management, directors and certain other employees • Reviews and approves employee bonus plans	2
NOMINATING: J. Brendan Barba Adam H. Clammer Paul M. Feeney Kevin M. Kelley	• Prior to January 27, 2004, Committee did not function; and nominations were made by the Board of Directors pursuant to the Governance Agreement	0
EMPLOYEE BENEFITS: Paul M. Feeney Lawrence R. Noll	• Reviews and approves employee benefit plans	0

BOARD OF DIRECTORS INFORMATION (Continued)

On January 27, 2004, in order to comply with Nasdaq National Market rules and the Sarbanes-Oxley Act of 2002 provisions for committee member independence, our Board of Directors abolished the Employee Benefits Committee and reconstituted the membership of the remaining committees as follows:

Name of Committee	Chairman and Members

Audit Committee:	Lee C. Stewart, Chairman Kenneth Avia Richard E. Davis Kevin M. Kelley
Compensation Committee:	William F. Stoll, Jr., Chairman Kenneth Avia Brian F. Carroll Paul E. Gelbard Lee C. Stewart
Nominating Committee:	Adam H. Clammer Richard E. Davis Paul E. Gelbard Kevin M. Kelley
Stock Option Committee:	Kenneth Avia, Chairman Brian F. Carroll Paul E. Gelbard William F. Stoll, Jr.

What are the qualifications of the members of
the Audit Committee?

Our Board of Directors has determined that Messrs. Lee C. Stewart, Richard E. Davis and Kevin M. Kelley are "financial experts" and Mr. Avia is considered financially literate under the Sarbanes-Oxley Act of 2002 and the Nasdaq National Market rules.

Do the Committees of the Board of Directors have charters?

The Audit Committee has adopted an amended and restated Charter, which was adopted by our Board of Directors. A copy of the Audit Committee Charter is attached to this Proxy Statement as Annex A.

Our Board of Directors has also adopted a Compensation Committee Charter and a Nominating Committee Charter. Copies of these Charters are attached to this Proxy Statement as Annexes B and C, respectively.

The activities of the Stock Option Committee are governed by the 1995 Stock Option Plan currently in force and will be governed by the 2005 Stock Option Plan and the 2005 Employee Stock Purchase Plan being submitted to the stockholders, assuming they are approved. Copies of these plans are attached to this Proxy Statement as Annexes D and E, respectively.

BOARD OF DIRECTORS INFORMATION (Continued)

How can stockholders communicate with
members of the Board of Directors?

We have no formal procedure for stockholder communications with directors. However, our Board of Directors has provided by resolution that any stockholder who wishes to communicate with a particular director or with all or certain of the independent directors or with the entire Board of Directors should direct the communication to the corporate secretary of our company. If a stockholder does not wish to have our corporate secretary screen the communication, the stockholder can so indicate and request that the material sent by the stockholder be delivered unopened to the person or persons to whom it is addressed.

Do we require directors to attend the Stockholders Meeting?

We do not have any policy regarding director attendance at Annual Meetings of Stockholders, and we did not keep a record of directors' attendance at any of our past Annual Meetings.

OTHER INFORMATION CONCERNING DIRECTORS, OFFICERS AND STOCKHOLDERS

Who are the officers of the company?

We have six executive officers and three additional officers who are Section 16(b) reporting persons. Our executive officers and Section 16(b) reporting persons are:

J. Brendan Barba, 63, is our Chairman of the Board, President and Chief Executive Officer. He founded our company in 1970 and has held the offices of President and Chief Executive Officer since the company's inception. In 1985 he was elected Chairman of the Board.

Paul M. Feeney, 61, is our Executive Vice President, Finance and Chief Financial Officer and a director. He joined our company in 1988 in these capacities.

John J. Powers, 39, has been our Executive Vice President, Sales and Marketing since 1996. Previously (since 1993), he was Vice President, Custom Films Division. Prior thereto (from 1989-1993), he held various sales positions with our company.

David J. Cron, 49, has been our Executive Vice President, Manufacturing since 1997. Previously (since 1995), he served as Vice President, Manufacturing. Prior thereto (from 1976-1995), he held other positions with our company.

Paul C. Vegliante, 38, has been our Executive Vice President, Operations since 1999. Previously (since 1997), he served as our Vice President, Operations. Prior thereto (from 1994-1997), he held various positions with our company.

Edgar Reich, 61, has been our Executive Vice President, International Operations since 1999. Previously (since November 1998), he was our Vice President, International Operations. Prior thereto (since July 1998), he was employed as Director of European Operations.

Lawrence R. Noll, 55, has been our Vice President and Controller since 1996. Previously (from 1993-1996), he served as Vice President, Finance and from 1993-1998 was our company's corporate secretary. Prior thereto (from 1980-1993) he was employed as Controller. From 1993-2004, he also served as a director of our company.

James B. Rafferty, 51, has been our Vice President and Treasurer since October 1996. Previously (July to October 1996), he was employed as our Assistant Treasurer.

Jack P. Adler, 50, has been our Vice President, General Counsel and Secretary since January 2004. He has been employed by our company since December 2003.

How are the officers elected?

Our officers, including executive officers, are elected by our Board of Directors at its Annual Meeting held in April of each year.

For what term is each officer elected?

The term of office for each elected officer is until the next Annual Meeting of the Board of Directors and until his successor is elected and qualified.

What family relationships exist between the directors and officers?

John J. Powers, our Executive Vice President, Sales and Marketing and Paul C. Vegliante, our Executive Vice President, Operations are the sons-in-law of our Chairman, President and Chief Executive Officer, J. Brendan Barba. Our Executive Vice President, Manufacturing, David J. Cron, and his brother, Robert E. Cron, our Executive Vice President, National Accounts, and Mr. Barba are cousins. No other family relationships exist between any of our directors and executive officers.

How will these family relationships affect the voting at the meeting?

On February 6, 2004, Mr. Barba and members of his immediate family combined, owned 1,454,199 shares of our outstanding common stock, representing 17.6%. We believe Mr. Barba and members of his immediate family will vote their shares of our common stock in favor of the nominees for election to our Board and each of the proposals presented at the meeting.

OTHER INFORMATION CONCERNING DIRECTORS, OFFICERS AND STOCKHOLDERS (Continued)

What is the relationship between Borden and AEP?

On February 6, 2004, Borden owned 2,174,418 shares of our outstanding common stock, representing 26.4%.

How will Borden's shares affect the voting at the meeting?

We believe that Borden will vote its shares of our common stock in favor of the nominees for election to our Board and each of the proposals presented at the meeting.

What effect will the Governance Agreement have on the voting for directors?

We believe that the shares held by Mr. Barba and his immediate family and by Borden, constituting approximately 44.1% of our outstanding common stock, will be voted for the nominees.

Are there any other relationships?

Paul E. Gelbard, a director of our company, is Of Counsel to Warshaw Burstein Cohen Schlesinger & Kuh, LLP, our company's outside legal counsel.

We use a company in which the son-in-law of Paul M. Feeney, our Executive Vice President, Finance and CFO, is a principal for the publication of our annual report to stockholders and for certain advertising material. In fiscal year 2003, we paid $136,000 to this vendor. We believe the prices paid by our company are no higher than we would pay to an unrelated company.

Does the company have a code of conduct for its CEO, senior financial officers and other officers?

Our Board of Directors has adopted a code of conduct that applies to our officers, including our principal executive officer, principal financial officer and principal accounting officer. A copy is posted on our company's website at the following address: http://www.aepinc.com. We will post any amendments to the code of conduct, as well as any waivers that are required to be disclosed by the rules of either the SEC or Nasdaq, on our website. You can also obtain a printed copy of the code of conduct, without charge, by contacting us at the following address:

Corporate Secretary
AEP Industries Inc.
125 Phillips Avenue
South Hackensack, NJ 07606

ITEM 2
APPROVAL OF THE AEP INDUSTRIES INC. 2005 STOCK OPTION PLAN

What am I voting on?

Our 1995 Stock Option Plan expires on December 31, 2004. In October 2003, our Board of Directors adopted the AEP Industries Inc. 2005 Stock Option Plan. Implementation of the 2005 Stock Option Plan is subject to stockholder approval. A complete text of the 2005 Stock Option Plan is attached as Annex D.

When will the Stock Option Plan become effective?

If approved by our stockholders, the 2005 Stock Option Plan will become effective January 1, 2005 and expire on December 31, 2014.

What is the Stock Option Plan's purpose?

The 2005 Stock Option Plan is intended to:

•
attract and retain outstanding key employees and non-employee directors
•
encourage ownership commitment by employees and non-employee directors
•
recognize past performance
•
motivate employees through incentives associated with successful implementation of our strategic plans

How many shares of the company's stock would be reserved for the Stock Option Plan and where do they come from?

If approved, a maximum of 1,000,000 shares of our common stock will be reserved for issuance under the 2005 Stock Option Plan. These shares of common stock may be made available from authorized but unissued common stock, from Treasury shares of our common stock or from shares purchased on the open market.

Who administers the Stock Option Plan?

The Stock Option Committee of our Board of Directors, which is comprised of non-employee, independent, directors, will administer the Stock Option Plan. The Board of Directors may also grant options.

What kinds of awards may be made under the Stock Option Plan?

The Stock Option Committee may grant:

•
Incentive stock options (qualifying under Section 422 of the Internal Revenue Service Code of 1986)
•
Non-qualified stock options
•
Stock Appreciation Rights (SARs)
•
Restricted Stock
•
Performance shares and/or units
•
A fixed annual grant of 1,000 non-qualified stock options to non-employee directors

ITEM 2 – APPROVAL OF THE AEP INDUSTRIES INC. 2005 STOCK OPTION PLAN (Continued)

What are the general terms of the various
awards?

Incentive Stock Options:

•
must expire not more than ten years from date of grant (five years if optionee is a 10% stockholder)
•
are not exercisable until at least 12 months from date of grant
•
the option exercise price must be at least equal to the fair market value of our common stock on the date of grant
•
the option exercise price must be paid to our company on the date of exercise (at the discretion of the Stock Option Committee, it may be paid in cash or by delivery of already owned shares of our common stock or a combination of cash and already owned shares)
•
during the lifetime of the optionee may only be exercised by the optionee

Non-Qualified Stock Options:

•
must expire not more than ten years from date of grant
•
are not exercisable until at least 12 months from date of grant
•
the option exercise price must be at least equal to the fair market value of our common stock on the date of grant
•
the option exercise price must be paid to our company on the date of exercise (at the discretion of the Stock Option Committee, it may be paid in cash or by delivery of already owned shares or a combination of cash and already owned shares)
•
during the lifetime of the optionee may only be exercised by the optionee

Stock Appreciation Rights (SARs):

•
may be free standing, tandem or additive
•
must expire within ten years from date of grant
•
are not exercisable until at least twelve months after date of grant
•
free standing SARs may be exercised only when the fair market value of the shares exceeds the fair market value on the date of grant
•
exercise price of tandem or additive SARs is the same as the related option
•
payments may be made to the participant in shares valued at the fair market value on the date of exercise, in cash or a combination of cash and shares
•
during the lifetime of the optionee may only be exercised by the optionee

Restricted Stock:

•
may bear restrictive legend
•
period of restriction and conditions required for restriction removal are specified
•
during period of restriction participant has full voting rights and receives dividends payable
•
during the lifetime of the participant may only be exercised by the participant

Performance Shares:

•
the Stock Option Committee sets performance goals
•
upon achievement of the performance goals settlement to the participant may be made in cash or stock or a combination of the two
•
may not be transferred during the lifetime of the participant

Did the Stock Option Committee award SARs, restricted stock or performance shares?

The Stock Option Committee has not granted SARs, restricted stock or performance shares under the 1995 Stock Option Plan, which is substantially the same as the 2005 Stock Option Plan attached to this Proxy Statement.

Who is eligible to receive an award?

Awards are made at the discretion of the Stock Option Committee to our key employees, including officers and employee members of our Board of Directors, non-employee members of our Board of Directors and employees of our subsidiary companies.

ITEM 2 – APPROVAL OF THE AEP INDUSTRIES INC. 2005 STOCK OPTION PLAN (Continued)

How is the number of shares and price of the award determined?

The number of shares for each award is determined by the Stock Option Committee subject to the following limitations:

•
no individual employee may receive grants or awards accumulating to more than 250,000 shares of our common stock, and
•
no individual employee may receive an incentive stock option grant where the fair market value of all exercisable option shares in the calendar year in which the grant first vests exceeds $100,000.

The exercise price of incentive stock options is limited by IRS rules, which require that the price per share of an incentive stock option may not be less than 100% of the fair market value of our common stock on the date of award. In addition, the award price of an incentive stock option to a 10% or greater stockholder must be at least 110% of the fair market value of our common stock on the date of grant and the option term may not be more than five years.

The grant price of non-qualified options must be at least 100% of the fair market value of our common stock on the date of grant. The 2005 Stock Option Plan calls for an annual fixed non-qualified grant of 1,000 shares of our common stock to each non-employee director.

What happens if an employee or an outside director holding a stock option grant terminates employment or ceases to be a director?

Upon termination via resignation or retirement an employee optionee has 90 days from the date of termination or retirement in which to exercise vested options under his/her option grant(s). If the employee optionee does not exercise his/her vested options within the 90 day period, the vested options are then forfeited. Any unvested option shares on the date of termination are cancelled. The options of an employee terminated for cause are immediately cancelled.

Should an employee optionee die during an option term, all of his/her options immediately become fully vested. His/her heirs have one year from the date of death in which to exercise all of the vested options. If not exercised within one year, the options are then forfeited.

A non-employee director who resigns or retires from our Board of Directors has one year from the date of termination in which to exercise any vested options. Vested options not exercised within one year from the date of termination are forfeited. Unvested options on the date of termination are cancelled.

All forfeited and cancelled options become available for awards under the Plan.

ITEM 2 – APPROVAL OF THE AEP INDUSTRIES INC. 2005 STOCK OPTION PLAN (Continued)

Are there federal tax consequences?

Incentive Stock Options

For the Employee:

•
no compensation realized on date of grant
•
upon exercise, if the shares are held for one year following the exercise date and two years from date of option grant, the difference between the option exercise price and the fair market value on the date of exercise is treated as long term capital gain

For the Company:

•
no tax deduction allowed

If the employee does not hold the shares acquired on exercise for the required period:

For the Employee:

•
realizes compensation, subject to withholding, in an amount equal to the difference between the option exercise price and the price at which the shares acquired on exercise of the option were sold.

For the Company:

•
a tax deduction allowed in an amount equal to the employee's realized compensation

Non-Qualified Stock Options

For the Employee or Non-Employee Director:

•
no compensation realized on date of grant
•
upon exercise, realizes compensation income, subject to withholding if an employee, in an amount equal to the difference between the option exercise price and the fair market value of the shares on the date of exercise

For the Company:

•
a tax deduction allowed in an amount equal to the employee's realized compensation

Stock Appreciation Rights (SARs)

For the Employee:

•
no compensation realized on date of grant
•
upon exercise for cash, compensation is realized subject to withholding, in the amount of cash or the fair market value of the shares received

For the Company:

•
a tax deduction at the same time and in the same amount as the compensation realized by the employee

Restricted Stock

For the Employee:

•
realizes compensation, subject to withholding, on the date the restriction is lifted from the stock
•
the amount of compensation is the difference between the fair market value of our stock on the date awarded and the date the restriction is lifted
•
under certain circumstances, at the employee's election, compensation may be realized in the year in which the restricted stock is issued

For the Company:

•
a tax deduction at the same time and in the same amount as is realized as compensation by the employee

Performance Shares

For the Employee:

•
compensation, subject to withholding, is realized when payment is made (whether in cash or in shares)
•
if payment is made in shares, income realized is the fair market value of the shares

For the Company:

•
a tax deduction allowed for the value of the payment at the time of the payment

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
FOR THE APPROVAL OF OUR 2005 STOCK OPTION PLAN

ITEM 3
APPROVAL OF THE AEP INDUSTRIES INC. 2005 EMPLOYEE STOCK PURCHASE PLAN

What am I voting on?

Our 1995 Employee Stock Purchase Plan expires on June 30, 2005. In October 2003, our Board of Directors adopted the AEP Industries Inc. 2005 Employee Stock Purchase Plan. Implementation of the 2005 Stock Purchase Plan is subject to stockholder approval. The plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. A complete text of the 2005 Stock Purchase Plan is included as Annex D.

When will the Stock Purchase Plan become effective?

If approved by our stockholders, the 2005 Stock Purchase Plan will become effective July 1, 2005, and expire on June 30, 2015.

What is the purpose of the Stock Purchase Plan?

By encouraging our employees to purchase our common stock, the 2005 Employee Stock Purchase Plan will provide an added incentive to participating employees to work for the success of our company and increase our cash flow and equity base.

How many shares of our company's stock would be reserved for the Stock Purchase Plan?

If approved, a maximum of 250,000 shares of our common stock will be reserved and will be made available for purchase by our eligible employees, including employee directors and officers.

Are all employees eligible to participate?

Employees who have been employed by us for less than one year or whose customary employment is less than 20 hours a week or five months a year are not eligible to participate. In addition, an employee who owns more than five percent of our common stock may not participate.

How does the plan operate?

Eligible employees purchase shares of our common stock via payroll deductions over successive six-month offering periods. Participating employees authorize us to withhold up to 7.5% of their compensation for the purpose of purchasing shares of our common stock.

How is the price of the common stock determined?

The stock purchase price is equal to 85% of the last sales price per share of our common stock on the Nasdaq National Market on either the first day or the last day of the offering period, whichever is less.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
FOR THE APPROVAL OF OUR 2005 EMPLOYEE STOCK
PURCHASE PLAN

ITEM 4
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

What am I voting on?

In January 2004, based on recommendations made by our Audit Committee, our Board of Directors selected KPMG LLP to be our independent auditors for fiscal 2004.

Although we are not required to, we wish to determine the opinion of our stockholders, and, therefore, we are submitting our selection of independent auditors for ratification at the meeting. If our selection is not ratified, we will reconsider our selection

We consider KPMG LLP to be extremely qualified. A representative of KPMG LLP will attend the meeting, will have an opportunity to make a statement and will answer appropriate questions from our stockholders.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
FOR THE RATIFICATION OF OUR SELECTION OF
INDEPENDENT AUDITORS FOR FISCAL 2004

EXECUTIVE COMPENSATION

The following table sets forth the compensation earned by our Chief Executive Officer and our four other most highly compensated executive officers in fiscal years 2003, 2002 and 2001:

SUMMARY COMPENSATION TABLE
			Annual Compensation			Long Term Compensation Awards

Name and Principal Position	Fiscal Year	Salary ($) (1)		Bonus ($) (1)	Other Annual Com- pen- sation ($) (2)	Securities and Underlying Options (#) (3)	All Other Compen- sation ($) (4)

J. Brendan Barba Chairman of the Board, President and Chief Executive Officer	2003 2002 2001	$ $ $	587,300 573,000 554,000	-0- -0- -0-	-0- -0- -0-	-0- 50,000 -0-	$10,000 $10,000 $8,500
Paul M. Feeney Executive Vice President, Finance and Chief Financial Officer	2003 2002 2001	$ $ $	282,100 275,200 266,200	$15,000 -0- $25,000	-0- -0- -0-	-0- 25,000 -0-	$10,000 $10,000 $8,500
John J. Powers Executive Vice President, Sales and Marketing	2003 2002 2001	$ $ $	249,900 239,900 230,700	$15,000 $10,000 $41,329	-0- -0- -0-	-0- 5,000 -0-	$10,000 $10,000 $8,500
Paul C. Vegliante Executive Vice President, Operations	2003 2002 2001	$ $ $	225,200 214,200 206,000	$15,000 $10,000 $36,904	-0- -0- -0-	-0- 5,000 -0-	$10,000 $10,000 $8,500
David J. Cron Executive Vice President, Manufacturing	2003 2002 2001	$ $ $	224,615 210,000 190,000	$15,000 $10,000 $34,038	-0- -0- -0-	-0- 5,000 -0-	$10,000 $10,000 $8,500
(1)
See "Compensation Committee Report."
(2)
Excludes medical, group life insurance and other benefits received by the officers that are available generally to all salaried employees and excludes various perquisites and other personal benefits unless the aggregate amount exceeds the lesser of either $50,000 or 10% of the total annual salary and bonus.
(3)
Stock option grants were determined by our Stock Option Committee.
(4)
"All Other Compensation" is our contribution to the executive officer's account in our 401(k) Savings Plan and Employee Stock Ownership Plan. The allocation is based upon the Plan's distribution formula.

EXECUTIVE COMPENSATION (Continued)

In view of the decline in the price of our company's stock, our Stock Option Committee, on June 24, 2003, voted to award replacement grants to our designated executive officers, excluding Messrs. Barba and Feeney, predicated on the surrender of their outstanding stock options which had been issued under the AEP Industries Inc. 1995 Stock Option Plan (the "Plan"). Replacement grants were issued at 65% of the total number of outstanding stock options surrendered. The option price per share of the replacement option grants was the higher of the price at which our stock closed on the Nasdaq National Market on either June 26, 2003, the surrender date of the old options, or December 29, 2003, the first trading day more than six months and one day from the surrender date. All of our eligible executive officers surrendered their outstanding stock options in favor of the replacement grants. The option price of the replacement grants which were issued on December 29, 2003, is $9.30. The table below sets forth information appropriate to the outstanding options surrendered by the three eligible executive officers named in our compensation table and the replacement grant for each issued on December 29, 2003.

	Outstanding Options Surrendered on June 26, 2003, under the Plan			Replacement Options Granted under the Plan
Name	Option Grant Date	Price Per Option Share	# of Outstanding Options Surrendered	# of Option Shares Granted on December 29, 2003, at $9.30 per Option Share
John J. Powers	04/09/96	$24.93	5,000	14,625
	09/18/97	$31.00	6,000
	01/27/98	$33.00	3,000
	04/13/99	$26.63	3,500
	12/20/01	$22.42	5,000

Total			22,500
Paul C. Vegliante	09/18/97	$31.00	2,400	9,035
	01/27/98	$33.00	3,000
	04/13/99	$26.63	3,500
	12/20/01	$22.42	5,000

Total			13,900
David J. Cron	09/18/97	$31.00	2,400	10,010
	01/27/98	$33.00	3,000
	04/13/99	$26.63	5,000
	12/20/01	$22.42	5,000

Total			15,400

EXECUTIVE COMPENSATION (Continued)

OPTIONS GRANTED IN LAST FISCAL YEAR

In fiscal year 2003, no options were granted to our CEO and the four executive officers named in our Compensation Table. No stock appreciation rights, restricted stock or performance shares have been granted under the Plan.

AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR
AND FISCAL YEAR END OPTION VALUES

Name	Shares Acquired on Exercise #	Value Realized $	Number of Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year End
			# Exercisable	# Unexercisable	$ Exercisable	$ Unexercisable
J. Brendan Barba (1)	N/A	N/A	10,000 (2)	40,000 (2)	$0 (2)	$0 (2)
Paul M. Feeney	N/A	N/A	49,000 (2)	21,000 (2)	$0 (2)	$0 (2)
John J. Powers	N/A	N/A	13,000 (3)	0	$0 (3)	$0 (3)
Paul C. Vegliante	N/A	N/A	4,000 (3)	0	$0 (3)	$0 (3)
David J. Cron	N/A	N/A	12,245 (3)	0	$0 (3)	$0 (3)
(1)
On November 20, 2002, 80,000 option shares granted to Mr. Barba on November 21, 1997, with grant prices ranging from $31.00 to $46.50 per share, expired unexercised.
(2)
Stock option grants pursuant to the AEP Industries Inc. 1995 Stock Option Plan.
(3)
Stock option grants pursuant to the AEP Industries Inc. 1985 Stock Option Plan.

EQUITY COMPENSATION PLAN INFORMATION

The table below sets forth the following information as of the end of fiscal year 2003 for all compensation plans previously approved by our stockholders. We have no compensation plans in effect that have not been approved by our stockholders.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by stockholders (1)	231,705	$28.66	619,600
Equity compensation plans not approved by stockholders	N/A	N/A	N/A

Total	231,705	$28.66	619,600 (2)
(1)
The equity compensation plans approved by our stockholders are the AEP Industries Inc. 1985 Incentive Stock Option Plan and the AEP Industries Inc. 1995 Stock Option Plan.
(2)
On December 29, 2003, our Stock Option Committee issued an aggregate of 325,362 stock options. See "Stock Option Committee Report."

Filings made by companies with the Securities and Exchange Commission sometimes "incorporate information by reference." This means that the company is referring you to information that has previously been filed with the SEC and that this information should be considered as part of the filing you are reading. The Compensation Committee Report, the Stock Option Committee Report, the Audit Committee Report and the Performance Graph in this Proxy Statement are not incorporated by reference into any other filings by our company with the SEC.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors furnishes the following report on executive compensation:

What are the components of executive compensation?

The compensation program for our executives consists of two key elements:

  •
  Annual base salary

  •
  Performance based annual bonus

How are the Chairman of the Board, President and Chief Executive Officer and the Executive Vice President, Finance and Chief Financial Officer compensated?

Pursuant to the Purchase Agreement with Borden, and as a condition of the closing, effective October 11, 1996, we entered into five-year employment agreements with Mr. Barba and Mr. Feeney. These agreements call for base salaries of $500,000 for Mr. Barba and $240,000 for Mr. Feeney with percentage increases to these base salaries corresponding to the percentage increases of the Consumer Price Index for all Urban Consumers for the New York-Northeastern New Jersey Metropolitan Area. Additional base salary increases are at the discretion of the Compensation Committee. Prior to the expiration of the original term and annually thereafter, the employment agreements of Messrs. Barba and Feeney were amended to extend the agreements for periods of one year each, the most recent amendment extended the agreements for one year commencing October 11, 2003 under the same terms and conditions. Effective November 1, 2003, the salaries of Messrs. Barba and Feeney were increased to $599,046 and $287,742, respectively.

How are other executive officers compensated?

In establishing all other executive officer annual salaries, the Compensation Committee reviews level of responsibility, performance and competitive compensation of like-sized companies in similar businesses. Additional compensation to these officers is linked to performance goals established under our Management Incentive Plan.

Although Messrs. Barba and Feeney were members of the Compensation Committee, they submitted their conclusions to the Committee and the non-employee members of the Compensation Committee made the final decision on executive compensation without the presence of Messrs. Barba and Feeney.

What resources does the Compensation Committee have access to?

The Compensation Committee uses national compensation surveys and public compensation information for executives in manufacturing companies, like-sized, larger and smaller than us, including direct competitors.

COMPENSATION COMMITTEE REPORT (Continued)

How are executive bonuses determined?

In 1996 the Compensation Committee adopted a Management Incentive Plan to determine bonuses for executives and other employees. The Committee may also grant discretionary bonuses. Performance targets under the MIP are established annually by the Compensation Committee based on recommendations by management.

For fiscal 2003 the Compensation Committee established certain performance criteria. Although we did not achieve the performance criteria established under the MIP for fiscal 2003, the Compensation Committee granted discretionary bonuses of $15,000 each to Messrs. Feeney, Powers, Vegliante and Cron.

Since performance projections are not publicly disclosed, the Compensation Committee believes disclosure of actual targets under the MIP could adversely affect our company and could place us at a competitive disadvantage with respect to hiring and retaining key employees. Disclosure could potentially expose us to claims by third parties based on the projections, especially since these projections are not intended as a predictor of future performance.

What is the philosophy of the Compensation Committee?

The Compensation Committee feels that its "pay for performance" philosophy rewards executives for long-term strategic management and enhancement of stockholder value. The Committee believes that none of our executive officers is overcompensated.

Following the completion of the Compensation Committee activities for fiscal year 2003 described above, the membership of the Compensation Committee was changed to William F. Stoll, Jr., Chairman, Kenneth Avia, Brian F. Carroll, Paul E. Gelbard and Lee C. Stewart.

Submitted by the Compensation
Committee as constituted for fiscal 2003:
    William F. Stoll, Jr., Chairman
Kenneth Avia
J. Brendan Barba
Brian F. Carroll
Paul M. Feeney
Lee C. Stewart

STOCK OPTION COMMITTEE REPORT

The Stock Option Committee furnishes the following report as to stock option grants.

How are stock option grants determined?

We believe that it is important for our executives and other employees to have ownership incentives in our company. We believe that this philosophy attracts, retains and motivates our executives and key employees who are critical to the long-term success of our company.

From time to time, the Board of Directors and/or management may recommend to us the granting of stock options. The Stock Option Committee, in its sole discretion, awards stock options to company employees, including executives.

Significant Events.

As a result of the decline in the company's stock price, in May 2003, the Stock Option Committee, in its sole discretion, voted to give company employees, except executives and Section 16(b) reporting officers, holding outstanding stock options granted under the AEP Industries Inc. 1995 Stock Option Plan prior to January 1, 2003, the opportunity to surrender outstanding options and receive future replacement grants. For these employees, the replacement grants were equal to 80% of the employee's outstanding options surrendered on June 26, 2003.

On June 24, 2003, the Stock Option Committee voted to offer executive officers and Section 16(b) reporting officers, excluding Messrs. Barba and Feeney, the opportunity to surrender outstanding stock options granted under the 1995 Stock Option Plan prior to January 1, 2003, and receive replacement grants equal to 65% of the outstanding options surrendered on June 26, 2003.

The option price for the replacement grants was the higher of the price at which our stock closed on the Nasdaq National Market on either the surrender date, June 26, 2003, or the replacement grant date, December 29, 2003. The replacement grants were issued on December 29, 2003, at an option price of $9.30, the closing price on that date.

On the Surrender Date, June 26, 2003, an aggregate of 319,790 eligible outstanding options were surrendered. On December 29, 2003, replacement grants aggregating 242,862 options were issued.

On December 29, 2003, the Stock Option Committee awarded non-qualified stock options to Messrs. Barba and Feeney in the amounts of 50,000 and 25,000 shares, respectively, at an option price of $9.30 per share.

On February 10, 2004, in recognition of their many years of service as members of our Board of Directors and Audit Committee, our Board of Directors awarded 5,000 non-qualified stock options each to Kenneth Avia, Paul E. Gelbard, and Lee C. Stewart at an option price of $11.20.

Submitted by the Stock Option Committee:
    Kenneth Avia, Chairman
    Brian F. Carroll
    Paul E. Gelbard
    William F. Stoll, Jr.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors furnishes the following report on certain of its activities.

What were Audit Committee activities in connection with the audit?

The Audit Committee has:

•
Reviewed and discussed with management and our company's independent auditors the quarterly reports on Form 10-Q for the quarters ended January 31, April 30 and July 31, 2003.
•
Reviewed and discussed with management and our company's independent auditors the fiscal year 2003 audited consolidated financial statements, including the quality and adequacy of our internal controls, the audit plan, the audit scope and identification of audit risks.
•
Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61.
•
Received the written disclosures and the letter from the independent auditors required by Independent Standards Board Standard #1,
•
Discussed with the independent auditors their independence with respect to our company, including any relationships which may impact their objectivity and independence, and considered whether the provision of non-audit services is compatible with the auditors' independence under current guidelines.
•
Based on the above items, recommended to the Board of Directors that the audited consolidated financial statements for the fiscal year ended October 31, 2003, be included in our annual report on Form 10-K for such year for filing with the Securities and Exchange Commission.

Does the Audit Committee have a Charter?

The Audit Committee adopted a revised and restated Charter in January 2004, which was approved by our Board of Directors on January 27, 2004. The Audit Committee's Charter is included as Annex A to this Proxy Statement.

Are the members of the Audit Committee independent?

The members of the Audit Committee, whose report is set forth above, are independent, as defined in the applicable rules of the Nasdaq National Market, except that Paul E. Gelbard may not be deemed independent under such rules because his firm is our outside counsel. Mr. Gelbard served pursuant to a resolution by the Board of Directors that his service was required in the best interest of our company because of his long service with our company and his knowledge of our business.

Following the completion of the Audit Committee activities for fiscal year 2003 described above, the membership of the Audit Committee was changed to Lee C. Stewart, Chairman, Kenneth Avia, Richard E. Davis and Kevin M. Kelley. All of these members meet the more stringent independence rules required for Audit Committee members under the Nasdaq National Market rules.

What fees does our company pay to its independent auditors for audit and non-audit activities?

During fiscal year 2003, our company retained KPMG LLP as its principal auditor to provide services in the following categories and amounts:

KPMG
Audit Fees:	$839,549
Financial information systems design and implementation:	$0
All other fees, primarily relating to acquisitions, divestitures, employee benefit plan audits and tax and compliance research:	$286,306

Also during our 2003 fiscal year, the company retained an auditor in France, Price Waterhouse, to provide services in the following categories and amounts:

Price Waterhouse
Audit Fees:	$77,000
Financial information systems design and implementation:	$0
All other fees, primarily relating to mergers, acquisitions, divestitures and tax and compliance research:	$400,000

Did the Audit Committee consider the independence of the auditors?

The Audit Committee considered the independence of our auditors. Among the items considered were the amounts paid to our auditors for non-audit services and whether the amounts or the services rendered might impair our auditors' independence.

Submitted by the Audit Committee
as constituted for fiscal 2003:
    Lee C. Stewart, Chairman
    Kenneth Avia
    Paul E. Gelbard

STOCK PERFORMANCE GRAPH

AEP's common stock is traded on the Nasdaq National Market under the symbol "AEPI." The graph below provides an indicator of the cumulative total stockholders returns for our company as compared with the S&P 500 Stock Index and a Peer Group, consisting of Applied Extrusion Technologies, Inc.; Aptar Group, Inc.; Astronics Corp.; Atlantis Plastics, Inc.; Ball Corp.; Bemis, Inc.; Crown Cork & Seal, Inc.; Dean Foods Co.; Intertape Polymer Group, Inc.; PVC Container Corp.; Pactive Corp.; Peak International, Ltd.; Silgan Holdings, Inc.; Sonoco Products Co.; Spartech Corp.; and West Co. The graph assumes that the value of the investment in our company's common stock and each index was $100 at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year in company common stock, S&P 500 Stock Index and Peer Group Stock. The cumulative total return assumes reinvestment of dividends.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG AEP INDUSTRIES INC., THE S & P 500 INDEX
AND A PEER GROUP

      * $100 INVESTED ON 10/31/98 IN STOCK OR INDEX-
      INCLUDING REINVESTMENT OF DIVIDENDS.
      FISCAL YEAR ENDING OCTOBER 31.

      Copyright © 2002, Standard & Poor's, a division of The McGraw-Hill Companies, Inc.
      All rights reserved.
      www.researchdatagroup.com/S&P.htm

STOCK OWNERSHIP

This table shows how many shares of our common stock are owned by directors, named executive officers and owners of 5% of our outstanding common stock as of January 31, 2004.

Name of Beneficial Owner (and Address if Beneficial Ownership Exceeds 5%)	Shares Owned (1)	Right to Acquire (2)	Percent of Class

Kenneth Avia	30,000	6,000	*
J. Brendan Barba (3)	1,274,563	10,000	15.6%
125 Phillips Avenue South Hackensack, NJ 07606
Brian F. Carroll (4)	2,174,418	0	26.4%
Adam H. Clammer (4)	2,174,418	1,200	26.4%
Richard E. Davis	0	0	*
Paul M. Feeney (5)	32,696	49,000	1.0%
Paul E. Gelbard	710	6,000	*
Kevin M. Kelley (6)	0	0	*
Lee C. Stewart	0	4,000	*
William F. Stoll, Jr. (7)	0	0	*
John J. Powers (8)	137,793	13,000	1.8%
Paul C. Vegliante (9)	35,874	4,000	*
David J. Cron	10,368	12,245	*
Officers and Directors as a Group (13 persons)	3,696,422	105,445	46.2%
Borden Holdings, Inc. (10)	2,174,418		26.4%
2711 Centerville Road Wilmington, DE 19808
Okabena Investment Services, Inc. (11)	812,090		9.8%
5140 Wells Fargo Center 90 South Seventh Minneapolis, MN 55402
Dimensional Fund Advisors Inc. (12)	536,852		6.5%
1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401

* Less than one percent.

(1)
These amounts include shares for which the named person has sole voting power or shares such powers with his spouse. They also include shares credited to the named person's account under our ESOP, in the following amounts: Mr. Barba: 2,635 shares; Mr. Feeney: 2,635 shares; Mr. Powers: 2,635 shares; Mr. Vegliante: 2,471 shares and Mr. Cron: 2,616 shares.
(2)
These amounts reflect shares that could be purchased by exercise of stock options exercisable as of April 1, 2004.
(3)
Excludes 5,969 shares owned by Mr. Barba's spouse, as to which he disclaims beneficial ownership and 190,667 shares either owned by Mr. Barba's daughters and sons-in-law or which they have the right to acquire under our Stock Option Plans.
(4)
Includes 2,174,418 shares owned by Borden. As associates of a general partnership considered to own these shares, Messrs. Carroll and Clammer may each be considered to be the beneficial owner.
(5)
Excludes 5,000 shares owned by Mr. Feeney's spouse, as to which he disclaims beneficial ownership.
(6)
Excludes 2,174,418 shares owned by Borden Holdings, Inc. Mr. Kelley's employment with Borden ended in March 2003.
(7)
Excludes 2,174,418 shares owned by Borden Holdings, Inc. Mr. Stoll's employment with Borden ended in July 2003.
(8)
Includes 58,702 shares held jointly by Mr. Powers and his wife, 41,875 shares held by Mr. Powers' wife and 23,525 shares held by Mr. Powers' wife as trustee for his minor children.
(9)
Includes 27,510 shares held jointly by Mr. Vegliante and his wife.
(10)
KKR Associates, L.P. is the general partner of Whitehall Associates, L.P., which is the managing member of BW Holdings LLC, which in turn owns 100% of Borden Holdings, Inc. As of September 2002, Borden Holdings acquired the shares of our common stock from Borden, Inc. in a transaction exempt from Section 16 pursuant to Rule 16a-13. Borden Holdings, BW Holdings, Whitehall Associates and KKR Associates each has the power to direct these voting shares and may be considered beneficial owners of these shares. Messrs. Carroll and Clammer are associates of KKR Associates. Each associate may be considered to beneficially own any shares of common stock that KKR Associates may beneficially own or be deemed to beneficially own. The address of those persons who may be deemed to be beneficial owners of these shares held by Borden is 9 West 57th Street, New York, NY 10019.

STOCK OWNERSHIP (Continued)

(11)
Based upon a report on Schedule 13G filed with the Securities and Exchange Commission on February 13, 2002 in which Okabena Investment Services, Inc., reported that 812,090 shares of our common stock were owned with sole voting and dispositive power.
(12)
Based upon a report on Schedule 13G filed with the Securities and Exchange Commission on February 6, 2004, in which Dimensional Fund Advisors Inc. reported that 536,852 shares of our common stock were owned with sole voting and dispositive power.

EMPLOYEE BENEFIT PLANS

Combined Profit Sharing and 401(k) Plan

Who can participate?

Our employees in the United States, other than union employees of our California plant, who have completed 1,000 hours of service during the plan year and are employed on the last day of the plan year.

When did the plan become effective?

This plan, originally a profit sharing plan, was effective as of November 1, 1973. It was amended on January 1, 1993, to include 401(k) plan provisions. On January 1, 1996, it was changed to the combined 401(k) Savings and Employee Stock Ownership Plan described below.

401(k) Savings and Employee Stock Ownership Plan

Who can participate?

All of our employees in the United States, except our union employees in California, who have completed 1,000 hours of service during the plan year and are employed on the last day of the plan year.

When did it become effective?

Our Employee Stock Ownership Plan became effective January 1, 1996, and we combined it with our 401(k) Plan, which was effective January 1, 1993.

How are contributions made?

Contributions of shares of our common stock are made to the account of each employee participant. We contribute for each participant shares equal to 1% of compensation up to a maximum of $200,000 of the individual's compensation. In addition, prior to January 1, 2001, we also contributed shares equal to 75% of each participant's 401(k) contributions with a maximum total contribution equal to 4% of the participant's annual compensation. Effective January 1, 2001, we began contributing shares equal to 100% of the first 3% and 50% of the following 2% of each participant's 401(k) contribution with a maximum of 5% of the participant's annual compensation. In addition, from year to year, we may make discretionary contributions to the plan.

1995 Stock Purchase Plan

Our stockholders approved the 1995 Employee Stock Purchase Plan on April 11, 1995 and it became effective July 1, 1995. The plan made 300,000 shares of our common stock available for purchase by eligible employees. It is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code.

The 1995 Employee Stock Purchase Plan expires on June 30, 2005, and the 2005 Stock Purchase Plan, Item 3 on the agenda, is intended to replace it.

Who can participate?

All of our employees are eligible to participate, except those who have less than one year of service or whose routine employment is not more than 20 hours per week or five months per year.

How does the plan operate?

Our eligible employees authorize payroll deductions of up to 7.5% of their earnings over successive six-month offering periods.

How is the price of the stock determined?

The employee's purchase price of our common stock is 85% of the last sale price per share of our common stock on the Nasdaq National Market on either the first day or the last day of the six-month offering period, whichever is lower.

How many employees participated in the Stock Purchase Plan?

During our 2003 fiscal year, 152 of our employees participated in the plan.

Do any of the officers participate?

In fiscal 2003, John J. Powers, Paul C. Vegliante and David J. Cron participated in our stock purchase plan. Mr. Powers acquired 1,539 shares at a price of $6.09 per share. Mr. Vegliante purchased 585 shares, of which 215 shares were purchased at $11.11 per share and 370 shares were purchased at $6.09 per share. Mr. Cron purchased 1,355 shares at a price of $6.09 per share.

EMPLOYEE BENEFIT PLANS (Continued)

1995 Stock Purchase Plan (Continued)

How many shares were purchased and at what price during the 2003 fiscal year?

An aggregate of 59,936 shares of our common stock were purchased; 19,036 of which were purchased at $11.11 per share in December 2002 and 40,900 shares were purchased at $6.09 per share in July 2003.

How many shares have been purchased under the plan since its inception?

As of December 31, 2003, a total of 217,692 shares of our common stock have been purchased since the plan's inception.

1985 Stock Option Plan

Our 1985 Stock Option Plan, as amended, was originally adopted by our Board of Directors and stockholders on November 13, 1985. Under the plan, up to 772,500 shares of our common stock could be granted to our officers, directors, and key employees of our company and our subsidiaries.

The plan was effective until October 31, 1995. All options available under this plan were granted prior to October 31, 1995. The provisions of the plan continue as to the outstanding options issued. At October 31, 2003, 54,545 options were outstanding.

1995 Stock Option Plan

On April 11, 1995, our stockholders approved our 1995 Stock Option Plan, which had previously been adopted by our Board of Directors. The plan became effective as of January 1, 1995, and terminates on December 31, 2004. Our stockholders approved amendments on April 13, 1999, which had previously been adopted by our Board of Directors. Under the amended plan, 1,000,000 shares of our common stock were reserved for grant to our officers, directors, and key employees of our company and its subsidiaries.

The plan allows:

  •
  grants of incentive stock options exercisable over a ten year period, except five years for 5% stockholders
  •
  grants of non-qualified stock options
  •
  issuance of SARs
  •
  issuance of restricted stock
  •
  issuance of performance shares

The plan requires a fixed annual grant of 1,000 non-qualified stock options to our non-employee directors. The options granted to our non-employee directors are exercisable over ten years.

In no event can the option price of options granted under the plan be less than the fair market value on the date of grant (110% for incentive stock options to 5% stockholders).

At October 31, 2003, 619,600 options were available for grant and 177,160 options were outstanding.

As described above, under "Executive Compensation," on December 29, 2003, replacement grants and additional grants, aggregating 325,362 options, were granted to officers and employees.

The 2005 Stock Option Plan, Item 2 on the agenda, is intended to replace the 1995 Stock Option Plan.

GENERAL

COMPLIANCE WITH SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING REQUIREMENTS

Section 16(a) of the Securities Exchange Act of 1934 requires our company's directors and executive officers and persons owning more than 10% of a registered class of our company's equity securities to file with the SEC reports of ownership and changes in ownership of our company's common stock and other equity securities. Directors, executive officers and greater than 10% stockholders are required by SEC regulations to furnish our company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to us, and written representations from our officers and directors, we believe that our directors, executive officers and greater than 10% beneficial owners have complied with this requirement.

OTHER MATTERS

Our Board of Directors is not aware of any other matters that may be brought before the meeting. If other matters are properly presented for action at the meeting, the persons named in the proxy will vote the shares represented in accordance with their best judgment.

AVAILABILITY OF FORM 10-K AND ANNUAL REPORT TO STOCKHOLDERS

SEC rules require us to provide a copy of our Annual Report on Form 10-K to stockholders who receive this Proxy Statement. Our Annual Report furnished to stockholders contains a copy of our Annual Report on Form 10-K, without exhibits. We will also provide copies of our Annual Report to brokers, dealers, banks, voting trustees and their nominees for the benefit of their beneficial owners of record. Additional copies of the Annual Report on Form 10-K for the fiscal year ended October 31, 2003 (excluding exhibits or documents incorporated by reference), are available to stockholders (without charge) upon written request to:

    Investor Relations
    AEP Industries Inc.
    125 Phillips Avenue
    South Hackensack, NJ 07606

or via the internet at: http://www.aepinc.com

STOCKHOLDER PROPOSALS

Stockholder proposals to be considered for inclusion in next year's Proxy Statement must be submitted to us in writing by October 25, 2004. All written proposals should be submitted to:

    Corporate Secretary
    AEP Industries Inc.
    125 Phillips Avenue
    South Hackensack, NJ 07606

SOLICITATION BY BOARD; EXPENSES OF SOLICITATION

Our Board of Directors has sent you this Proxy Statement. Our directors, officers, and associates may solicit proxies. We will bear all costs relating to the solicitation of proxies.

By Order of the Board of Directors,

Jack P. Adler
Vice President, General Counsel and Secretary
February 27, 2004

Annex A

AEP INDUSTRIES INC.
Audit Committee Charter

PURPOSE AND AUTHORITY

The audit committee (the Audit Committee) is a committee of the Board of Directors (the Board) of AEP Industries Inc. (the Company). The Audit Committee's primary function is to assist the Board in fulfilling its oversight responsibilities primarily through:

1.
Monitoring Management's conduct of the financial reporting process, including reviewing the financial information which will be provided to the Company's shareholders, the Securities and Exchange Commission (SEC) and others;

2.
Monitoring the systems of internal accounting and financial controls which Management and the Board have established;

3.
Monitoring the annual audit of the Company's financial statements and the compliance by the Company with legal and regulatory requirements;

4.
Monitoring the independence of the Company's outside auditor and the performance of the Company's internal and outside auditors; and

5.
Providing an open avenue of communication between the outside auditor and the Board.

COMMITTEE MEMBERSHIP

The Audit Committee shall consist of no fewer than three members of the Board, who shall serve at the pleasure of the Board. Members of the Audit Committee shall meet the following criteria:

1.
Each member must be an independent director within the meaning of the applicable rules of the Nasdaq Stock Market.

2.
Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement.

3.
At least one member of the Audit Committee shall have accounting or related financial Management expertise, as the Board interprets such qualification in its business judgment. Upon the adoption of regulations by the SEC, in accordance with Sarbanes-Oxley Act of 2002, at least one member of the Audit Committee shall be a "financial expert" as defined by such regulations.

4.
The membership of the Audit Committee shall be determined by the Board, subject to the provisions of Section 4.3 of the Governance Agreement, dated as of June 20, 1996, between Borden, Inc. and the Company, as amended from time to time.

5.
The Board may appoint a Chair of the Audit Committee. At all meetings of the Audit Committee the Chair so designated shall preside if present. If the Chair is not designated or if not present the members of the Audit Committee at such meeting may designate a Chair by majority vote.

RESPONSIBILITIES AND DUTIES

In meeting its responsibilities, the Audit Committee is expected to:

1.
Make regular reports to the Board.

2.
Annually review and update the Audit Committee's charter, recommend any proposed changes to the Board for approval, and provide that the charter be published in the Company's proxy statement at least once every three years.

3.
Recommend to the Board the outside auditor to be nominated, review the compensation of the outside auditor, and review and approve the discharge of the outside auditor.

4.
Confirm and assure the independence of the outside auditor, including a review of management consulting services and related fees provided by the outside auditor and its affiliates, consistent with Independence Standards Board Standard No. 1 and actively engage in a dialog with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor.

5.
Inquire of Management and the outside auditor about significant financial, environmental, insurance and legal risks or exposures, assess and monitor the effectiveness of the steps management has taken to minimize such risks, and monitor the effectiveness of the control and risk management processes established to monitor those risks.

6.
Consider the outside auditor's audit scope and plan, including staffing, locations, reliance upon Management, and internal audit and general audit approach.

7.
Consider and review with the outside auditor:

a.
The adequacy of the Company's internal controls, including computerized information system controls and security, and

b.
Any related significant findings and recommendations of the outside auditor together with Management's responses thereto;

c.
Any significant changes to the Company's accounting principals and any items required to be communicated by the outside auditor in accordance with SAS 61;

d.
Compliance with Section 10A of the Securities Exchange Act and any items required to be communicated thereunder by the outside auditor.

8.
Review with Management and the outside auditor at the completion of the annual examination:

a.
The Company's annual financial statements and related footnotes;

b.
The outside auditor's audit of the financial statements and its report thereon;

c.
Any significant changes required in the outside auditor's audit plan;

d.
Any serious difficulties or disputes with Management encountered during the course of the audit;

e.
Any significant financial reporting issues raised by the outside auditor in connection with the preparation of the financial statements;

f.
Any significant proposed major changes to the Company's auditing and accounting principals and practices that are brought to its attention by the independent auditor, the internal auditors or Management;

g.
Other matters related to the conduct of the audit which are to be communicated to the Audit Committee under generally accepted auditing standards.

9.
Review the Company's Form 10-K and Form 10-Q filings proposed to be made with the SEC and any other documents proposed to be published, such as printed annual reports or the Form 8-K filings, as considered necessary, containing the Company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements and determine whether to recommend to the Board that the annual audited financial statements be included in the Company's Annual Report on Form 10-K.

10.
Review with the outside auditor the results of its review of the Company's monitoring compliance with the Company's Code of Conduct.

11.
Review legal and regulatory matters that may have a material impact on the financial statements, matters related to the Company's compliance policies, and programs and reports received from regulators; review all reports concerning any significant fraud or regulatory noncompliance that occurs at the Company, which review should include consideration of the internal control that should be strengthened to reduce the risk of a similar event in the future.

12.
Meet, at least annually with the outside auditor, the Chief Financial Officer, a responsible person handling the internal audit function and Management in separate executive sessions to assess the adequacy of the internal control environment, including the infra-structure support necessary to produce the financial statements and to discuss any matters that the Audit Committee or these groups believe should be discussed privately with the Audit Committee.

13.
Review with counsel, legal matters that are brought to the Audit Committee's attention and that may have a material impact on the financial statements, the Company's compliance policies and material reports from inquiries from regulatory bodies.

14.
Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

15.
Prepare any report of the Audit Committee required by SEC rules to be included in the Company's annual proxy statement.

16.
Report Audit Committee actions to the Board periodically, with such recommendations as the Audit Committee may deem appropriate.

17.
The Audit Committee will perform such other functions as may be assigned to it by law, the Company's Certificate of Incorporation or By-laws, or the Board.

POWERS

The Audit Committee shall have the power to conduct or authorize investigations into any matters within its scope of responsibilities. The Audit Committee shall be empowered to retain, at Company expense, independent counsel, accountants, or others to assist it in the conduct of any investigation or in the performance of its duties. The Audit Committee may ask members of Management or others to attend its meetings and provide pertinent information as necessary.

MEETINGS

The Audit Committee shall meet at least five times per year or more frequently as circumstances require:

  a.
  December: Year end closing meeting to release earnings, discuss any audit adjustments, review accounting issues and any related pronouncements affecting the Company, and discuss recommendations of the outside auditor regarding the control environment.

  b.
  January: Review the proposed Form10-K filing with the SEC, disclosures and any material weaknesses as indicated by the outside auditor, and receive and discuss the outside auditor's required report to the Audit Committee.

  c.
  March: Review proposed Form 10-Q filing for the fiscal quarter ended January 31.

  d.
  June: Review proposed Form 10-Q filing for the fiscal quarter ended April 30.

  e.
  September: Review proposed Form 10-Q filing for the fiscal quarter ended July 31, and planning meeting to review the audit plan of the outside auditor for the fiscal year ending October 31.

The Audit Committee may ask members of Management or others to attend any of the meetings and provide pertinent information as necessary.

The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the Board.

The Chair of the Audit Committee shall develop an agenda for each meeting in consultation with Management, other Audit Committee members and the outside auditor. The agenda should be consistent with this charter.

While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of Management and the outside auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between Management and the outside auditor or to assure compliance with laws and regulations.

Adopted by Audit Committee January 22, 2004
Adopted by Board of Directors January 27, 2004

Annex B

AEP INDUSTRIES INC.
Compensation Committee Charter

Name

There shall be a committee of the Board of Directors ("Board"), which shall be called the Compensation Committee.

Purpose

The Compensation Committee shall (1) report to the Board regarding its responsibilities relating to the compensation of the Company's corporate executives and (2) produce an annual report on executive compensation for inclusion in the Company's proxy statement in accordance with applicable rules and regulations.

Committee Membership and Procedure

Subject to the Governance Agreement, dated June 11, 1996, between the Company and Borden, Inc. (the "Governance Agreement"), the Compensation Committee shall consist of no fewer than four members. Each member of the Compensation Committee shall satisfy the independence requirements of the Nasdaq Stock Market, Inc. and, if deemed appropriate from time to time, meet the definition of "non-employee director" under Rule 16b-3 under the Securities Exchange Act of 1934, and "outside director" for purposes of Section 162(m) of the Internal Revenue Code of 1986. The Board shall appoint the members of the Compensation Committee annually, [considering the recommendation of the Nominating Committee, and further] considering the views of the Chairman of the Board and Chief Executive Officer ("CEO") and the Governance Agreement, as appropriate. The members of the Compensation Committee shall serve until their successors are appointed and qualify. The Board shall designate the chairman of the Compensation Committee. The Board shall have the power at any time to change the membership of the Compensation Committee and to fill vacancies in it, subject to such new member(s) satisfying the above requirements. Except as expressly provided in this Charter or the by-laws of the Company, the Compensation Committee shall fix its own rules of procedure.

Committee Authority and Responsibilities

  •
  The Compensation Committee shall review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO's performance in light of those goals and objectives, and set the CEO's compensation level based on this evaluation.

  •
  In determining the long-term incentive component of CEO compensation, the Compensation Committee should consider the Company's performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies, and the awards given to the Company's CEO in past years.

  •
  The Compensation Committee shall make recommendations to the Board with respect to the compensation of the Company's corporate executives and in connection therewith they shall review corporate goals and objectives relative to each executive's compensation, and evaluate the performance of each executive in light of these goals and objectives, consider compensation of comparable companies for executives performing similar functions and set the respective executives compensation recommended compensation level based on the foregoing.

  •
  The Compensation Committee shall make recommendations to the Board with respect to incentive compensation plans and equity-based plans.

  •
  The Compensation Committee shall have the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director, CEO or senior executive compensation and shall have sole authority to approve the consultant's fees and other retention terms. The Compensation

    Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

  •
  The Compensation Committee shall adopt, administer, approve and ratify awards under incentive compensation plans, including amendments to the awards made under any such plans, and review and monitor awards under such plans.

  •
  The Compensation Committee shall make regular reports to the Board.

  •
  The Compensation Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

Adopted by the Board of Directors January 27, 2004

Annex C

AEP INDUSTRIES INC.
Nominating Committee Charter

Name

There shall be a committee of the Board of Directors ("Board") which shall be called the Nominating Committee.

Purpose

Subject to the provisions of the Governance Agreement, dated June 20, 1996, (the "Governance Agreement") the Nominating Committee shall identify individuals qualified to become Board members and recommend that the Board select the director nominees for the next annual meeting of shareholders.

Committee Membership and Procedure

The Nominating Committee shall consist of no fewer than four members. Each member of the Nominating Committee shall satisfy the independence requirements of the Nasdaq Stock Market, Inc. ("Nasdaq"). The Board shall appoint the members of the Nominating Committee, considering the provisions of the Governance Agreement and the views of the Chairman of the Board and Chief Executive Officer, as appropriate. The members of the Nominating Committee shall serve until their successors are appointed and qualify. The Board shall designate the chairman of the Nominating Committee. The Board shall have the power at any time to change the membership of the Nominating Committee and to fill vacancies in it, subject to such new member(s) satisfying the independence requirements established by Nasdaq and the provisions of the Governance Agreement. Except as expressly provided in this Charter and the by-laws of the Company, the Nominating Committee shall fix its own rules of procedure.

Committee Authority and Responsibilities

  •
  The Nominating Committee shall develop qualification criteria for Board members and, subject to the Governance Agreement, actively seek, interview and screen individuals qualified to become Board members for recommendation to the Board.

  •
  The Nominating Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm's fees and other retention terms. The Nominating Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

  •
  The Nominating Committee shall make its reports to the Board.

  •
  The Nominating Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

Adopted by Board of Directors January 27, 2004

Annex D

AEP INDUSTRIES INC.
2005 Stock Option Plan

1.    Purposes of Plan. The purposes of this Plan are (a) to provide incentives for key employees of the Company and its Subsidiary or Parent corporations, and for members of the Board of Directors of the Company, by encouraging their ownership of Stock and (b) to aid the Company in retaining such key employees and Board members, upon whose efforts the Company's success and future growth depends, and attracting other such employees and Board members.

2.    Definitions. Except as otherwise defined in the Plan, the following terms shall have the meanings set forth below:

(a)
"Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

(b)
"Agreement" means a written agreement implementing the grant of each Award signed by an authorized officer of the Company and by the Participant.

(c)
"Award" means individually or collectively, a grant under this Plan of Non-qualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Units, Performance Shares, or Other Stock Unit Awards, including a grant of Non-qualified Stock Options pursuant to Section 12 below. Each Award shall be evidenced by an Agreement containing such terms and conditions as the Committee may approve, in addition to any applicable terms and conditions specified in the Plan.

(d)
"Award Date" or "Grant Date" means the date on which an Award is made by the Committee or the Board of Directors under this Plan or automatic grant under Section 12.

(e)
"Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

(f)
"Board" or "Board of Directors" means the Board of Directors of the Company.

(g)
"Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

(i)
Any person, corporation or other entity or group, including any "group" as defined in Section 13(d)(3) of the Exchange Act other than (A) those persons in control of the Company on the Effective Date, (B) any person acting on behalf of the Company in a distribution of stock to the public, or (C) a trustee or other fiduciary holding securities of the Company under an employee benefit plan of the Company, becomes the beneficial owner of shares of the Company having 20% or more of the total number of votes that may be cast for the election of directors of the Company; or

(ii)
As the result of, or in connection with, any tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing (a "Transaction"), the persons who were directors of the Company before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company or its assets; or

(iii)
If at any time, (A) the Company shall consolidate with, or merge with, any other Person and the Company shall not be the continuing or surviving corporation, (B) any Person shall consolidate with, or merge with, the Company, and the Company shall be the continuing or surviving corporation and in connection therewith, all or part of the outstanding Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, (C) the Company shall be a party to a statutory share exchange with any other Person after which the Company is a Subsidiary of any other Person, or (D) the Company shall sell or otherwise transfer 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons.

(h)
"Code" means the Internal Revenue Code of 1986 and any successor statute thereto, as amended.

(i)
"Committee" shall mean the Stock Option Committee of the Board of Directors.

(j)
"Company" means AEP Industries Inc., or any successor thereto as provided in Article 18 herein.

(k)
"Continuing Director" means an individual who was a member of the Board of Directors on the Effective Date or whose subsequent nomination for election or reelection to the Board of Directors was recommended or approved by the affirmative vote of two-thirds of the members of the Board on the Effective Date who were then in office.

(l)
"Exchange Act" means the Securities Exchange Act of 1934, as amended.

(m)
"Fair Market Value" on a particular day means the last sale price regular way on such day or if such day is not a business day on the preceding business day, on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported by such exchange, or if the Common Stock is not listed or admitted to trading on any national securities exchange, in the over-the-counter market on such day, as reported on the Nasdaq National Market ("Nasdaq"), or if there are no such prices reported on such exchange or Nasdaq on such day, the average of the closing high bid and low asking price of the Stock as reported by such exchange or Nasdaq, and if there be none, then as furnished to the Committee by any New York Stock Exchange member selected from time to time by the Committee for such purpose. If there is no bid or asked price reported on any such day, the market value shall be determined by the Committee in accordance with the regulations promulgated under Section 2031 of the Code, or by any other appropriate method selected by the Committee.

In the case of an Incentive Stock Option, if the foregoing method of determining fair market value should be inconsistent with Section 422 of the Code, "Fair Market Value" shall be determined by the Committee in a manner consistent with such section of the Code and shall mean the value as so determined.

(n)
"Incentive Stock Option" or "ISO" means an option to purchase Stock, granted under Section 6 herein, which is designated as an incentive stock option and is intended to meet the requirements of Section 422 of the Code.

(o)
"Key Employee" means an officer or other key employee of the Company or its Parent or Subsidiaries, who, in the opinion of the Committee, can contribute significantly to the growth and profitability of, or perform services of major importance to, the Company and its Subsidiaries.

(p)
"Non-qualified Stock Option" or "NQSO" means an option to purchase Stock, granted under Section 6 or 12 herein, which is not intended to be an Incentive Stock Option.

(q)
"Option" means an Incentive Stock Option or a Non-qualified Stock Option.

(r)
"Other Stock Unit Award" means awards of Stock or other awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other securities of the Company.

(s)
"Outside Director" means a member of the Board who is not an employee of the Company or any Subsidiary or Affiliate.

(t)
"Parent" means a parent corporation of the Company within the means of Section 424(c) of the Code.

(u)
"Participant" means a Key Employee or Outside Director who has been granted an Award under the Plan.

(v)
"Performance Award" means a performance-based Award, which may be in the form of either Performance Shares or Performance Units.

(w)
"Performance Share" means an Award, designated as a Performance Share, granted to a Participant pursuant to Section 9 herein, the value of which is determined by the Fair Market Value of Company Stock in a manner deemed appropriate by the Committee and described in the Agreement.

(x)
"Performance Unit" means an Award, designated as a Performance Unit, granted to a Participant pursuant to Section 9 herein, the value of which is determined, in whole or in part, by the attainment of preestablished goals relating to Company financial or operating performance as deemed appropriate by the Committee and described in the Agreement but which is not determined by reference to the Fair Market Value of Common Stock.

(y)
"Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is restricted, pursuant to Section 8 herein.

(z)
"Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

(aa)
"Plan" means the AEP Industries Inc. 2005 Stock Option Plan, as hereafter from time to time amended.

(bb)
"Related Option" means an Incentive Stock Option or a Non-qualified Stock Option granted in conjunction with the grant of a Stock Appreciation Right.

(cc)
"Restricted Stock" means an Award of Stock granted to a Participant pursuant to Section 8 herein.

(dd)
"Rule 16b-3" means Rule 16b-3 adopted pursuant to Section 16(b) of the Exchange Act A reference in the Plan to Rule 16b-3 shall include a reference to any corresponding rule (or number redesignation) of any amendments to Rule 16b-3 adopted after the effective date of the Plan's adoption.

(ee)
"Secretary" means the officer designated as the Secretary of the Company.

(ff)
"Section 16 Person" means a Participant who is subject to Section 16(b) of the Exchange Act with respect to transactions involving Company Stock.

(gg)
"Stock" or "Shares" means the common stock of the Company, $.01 par value.

(hh)
"Stock Appreciation Right" or "SAR" means an Award, designated as a Stock Appreciation Right, granted to a Participant pursuant to Section 7 herein.

(ii)
"Subsidiary" shall mean, a subsidiary of the Company within the meaning of Code Section 424(f).

3.    Administration.

(a)
The Plan shall be administered by a Committee, which shall consist of not less than four members of the Board. Subject to the provisions of the next sentence, the Committee shall be the Stock Option Committee unless the Board shall appoint another Board committee to administer the Plan. Unless the Board determines otherwise, (i) all members of the Committee shall be "outside directors" as described in Code Section 162(m), and (ii) no person shall be appointed to or serve as a member of the Committee unless at the time of such appointment and service he shall be a "non-employee director," as defined in subdivision (b)(3) of Rule 16b-3. The Committee, subject to the terms of the Plan, shall have plenary authority to establish such rules and regulations, make such determinations and interpretations, and take such other administrative actions as it deems necessary or advisable.

(b)
The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. In addition to any other powers and, subject to the provisions of the Plan, the Committee shall have the following specific powers: (i) to grant Awards and to determine the terms and conditions of the Awards; (ii) to determine all terms and provisions of each Agreement, which need not be identical; (iii) to construe and interpret the Agreements and the Plan; (iv) to establish, amend, or waive rules or regulations for the Plan's administration; (v) to accelerate the exercisability of any Award, the end of a Performance Period or termination of any Period of Restriction; (vi) to amend the terms of previously granted Awards so long as the terms as amended are consistent with the terms of the Plan and provided that the consent of the Participant is obtained with respect to any amendment that would be detrimental to the Participant, except that such consent will not be required if such amendment is for the purpose of complying with Rule 16b-3 or any requirement of the Code applicable to the Award; and (vii) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan. All determinations and interpretations made by the Committee shall be final, conclusive and binding on all persons, including Participants and their legal representatives and beneficiaries. In addition to the automatic grants of Non-qualified Stock Options to be made annually to Outside Directors pursuant to Section 12 of the Plan, the Committee or the Board of Directors shall have the right to make additional grants of Non-qualified Stock Options to Outside Directors provided that each such grant complies with, and/or is conditioned upon, compliance with subdivision (d) of Rule 16b-3.

(c)
The Board of Directors shall designate one of the members of the Committee as its Chairman. The Committee shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all members shall be as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary (who need not be a member of the Committee). No member of the Committee shall be liable for any act or omission with respect to his service on the Committee, if he acts in good faith and in a manner he reasonably believes to be in, or not opposed to, the best interests of the Company. Service on the Committee shall constitute service as a director of the Company for all purposes.

4.    Stock Available. Subject to adjustment as provided in Section 13 herein, the maximum aggregate number of Shares that may be issued pursuant to Awards made under the Plan on or after January 1, 2005, shall not exceed 1,000,000 and the maximum number of Shares that may be issued to any Participant pursuant to Awards made under the Plan on or after January 1, 2005, shall not exceed 250,000. Shares of Stock used for purposes of the Plan may be either authorized and unissued Shares, or previously issued Shares held in the treasury of the Company, or both. Except as provided below in this Section 4, the issuance of Shares in connection with the exercise of, or as other payment for, Awards under the Plan shall reduce the number of Shares available for future Awards under the Plan. If any Award granted under this Plan terminates, expires, or lapses for any reason other than by virtue of exercise of the Awards, or if Shares issued pursuant to Awards are forfeited, any Shares subject to such Award or forfeiture again shall be available for the grant of an Award under the Plan; provided that any such Shares shall be available for the grant of an Award to a Section 16 Person only if the forfeiting employee received no benefits of ownership such as dividends (but excluding voting rights) from the Shares and Rule 16b-3 would in the opinion of the Committee otherwise be satisfied. In the event that a Participant pays the Option Price for Shares pursuant to the exercise of an Option with previously acquired Shares, the number of Shares available for future Awards under the Plan shall be reduced only by the net number of new Shares issued upon the exercise of the Option, provided that the number of Shares available for future Awards to Section 16 Persons under the Plan shall be reduced only by the net number of new Shares issued upon the exercise of the Option only if Rule 16b-3 would in the opinion of the Committee be satisfied.

5.    Eligibility. Awards under the Plan may be granted to Key Employees of the Company or any Subsidiary or Parent, including Key Employees who are officers or directors of the Company or any Subsidiary or Parent. Awards may be granted to eligible employees whether or not they hold or have held Awards previously granted under the Plan or otherwise granted or assumed by the Company. In selecting employees for Awards, the Committee may take into consideration any factors it may deem relevant, including its estimate of the employee's present and potential contributions to the success of the Company and its Subsidiaries.

6.    Stock Options.

(a)
Grant of Options to Key Employees. Subject to the terms and provisions of the Plan, Options may be granted to Key Employees at any time and from time to time as shall be determined by the Committee Subject to Section 4 above, the Committee shall have complete discretion in determining the number of Shares subject to Options granted to each Key Employee, provided, however, that the aggregate Fair Market Value (determined at the time the Award is made) of Shares with respect to which a Key Employee may first exercise ISOs granted under the Plan during any calendar year may not exceed $100,000 or such amount as shall be specified in Section 422 of the Code and the rules and regulations thereunder. The date of grant of an Option shall be the date specified by the Committee in its grant of the Option. The Board of Directors may, in its sole discretion, grant options to Key Employees under the conditions set forth in this Section 6.

(b)
Option Agreement. Each Option grant shall be evidenced by an Agreement that shall specify the type of Option granted, the Option Price (as hereinafter defined), the duration of the Option, the number of Shares to which the Option pertains, any conditions imposed upon the exercisability of Options in the event of retirement, death, disability, or other termination of employment, and such other provisions as the Committee shall determine. The Agreement shall specify whether the Option is intended to be an Incentive Stock Option within the meaning of Section 422 of the Code, or a Non-qualified Stock Option.

(c)
Option Price. The exercise price per Share of Stock covered by an Option ("Option Price") shall be determined by the Committee subject to the following limitations. In the case of an ISO, the Option Price shall not be less than 100% of the Fair Market Value of such Stock on the Grant Date, or in the case of any Optionee who, at the time such Incentive Stock Option is granted, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporation, not less than 110% of the Fair Market Value of such Stock on the date the Incentive Stock Option is granted. In the case of a NQSO, the Option Price shall not be less than 100% of the Fair Market Value of the Stock on the Grant Date. In no event shall the Option Price of any Option be less than the par value of the Stock.

(d)
Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant, provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its Award Date and no Incentive Stock Option which is granted to any Optionee who, at the time such Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporation, shall be exercisable after the expiration of five years from the date such Option is granted.

(e)
Exercisability. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine, which need not be the same for all Participants.

(f)
Method of Exercise. In order to exercise an option, the holder thereof (the "Optionee") shall deliver to the Company written notice specifying the number of shares of Stock to be purchased, together with cash or a certified or bank cashier's check payable to the order of the Company in the full amount of the purchase price therefor, provided that: (i) if so provided in the Option Agreement, the Participant may deliver a properly executed exercise notice together with irrevocable instructions to a stockbroker to sell immediately some or all of the Shares acquired by exercise of the Option and to promptly deliver to the Company an amount of the sale proceeds (or in lieu of a pending a sale, loan proceeds) sufficient to pay the purchase price, (ii) such purchase price may be paid in Shares of Stock owned by the Optionee having a fair market value on the date of exercise equal to the aggregate purchase price, or in a combination of cash and whole Shares of Stock, and (iii) for the purpose of assisting an Optionee to exercise an Option, the Company may, if permitted by law, make loans to the Optionee or guarantee loans made by third parties to the Optionee on such terms and conditions as the Board of Directors may authorize. If the Optionee so requests, Shares of Stock purchased upon exercise of an option may be issued in the name of the Optionee or another person provided that Optionee pays any documentary, transfer or other tax applicable to such issuance. An Optionee shall have none of the rights of a stockholder until the date as of which Shares of Stock are issued to him. For purposes of payment described in (i) above, the exercise shall be deemed to have occurred on the date the Company receives the exercise notice, accompanied by the stockbroker instructions, unless the Committee determines otherwise.

(g)
Non-trasferability of Options.

(i)
Subject to Sections 6(g)(ii) and 19(b) below, no Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. During the lifetime of a Participant to whom an Incentive Stock Option is granted, the Incentive Stock Option may be exercised only by the Participant or his guardian or legal representative.

(ii)
The Committee may grant Non-qualified Stock Options (with or without tandem SARs) that are transferable during the lifetime of the Participant, provided that (A) no consideration is paid for the transfer and (B) no Options granted to Section 16 Persons may be transferable unless and except to the extent such transferability would not result in the loss of any Rule 16b-3 exemptions for nontransferable Options granted or to be granted under the Plan. The transferee of an Option shall be subject to all restrictions applicable to the Option prior to its transfer. The Agreement granting the Option shall set forth the transfer conditions and restrictions. The Committee may impose on any transferable Option and on Stock issued upon the exercise of an Option such limitations and conditions as the Committee deems appropriate.

7.    Stock Appreciation Rights.

(a)
Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted to Participants, at the discretion of the Committee, in any of the following forms:

(i)
In connection with the grant, and exercisable in lieu, of Options ("Tandem SARs");

(ii)
In connection with, and exercisable in addition to, the grant of Options ("Additive SARs");

(iii)
Independent of the grant of Options ("Freestanding SARs"); or

(iv)
In any combination of the foregoing.

(b)
Exercise of Tandem SARs. Tandem SARs may be exercised with respect to all or part of the Shares subject to the Related Option. The exercise of Tandem SARs shall cause a reduction in the number of Shares subject to the Related Option equal to the number of Shares with respect to which the Tandem SAR is exercised. Conversely, the exercise, in whole or part, of a Related Option, shall cause a reduction in the number of Shares subject to the Tandem SAR equal to the number of Shares with respect to which the Related Option is exercised. Shares with respect to which the Tandem SAR shall have been exercised may not be subject again to an Award under the Plan.

  Notwithstanding any other provision of the Plan to the contrary, a Tandem SAR shall expire no later than the expiration of the Related Option and shall be exercisable only when the Related Option is eligible to be exercised. In addition, if the Related Option is an ISO, a Tandem SAR shall be exercised for no more than 100% of the difference between the Fair Market Value of Shares subject to the Related Option at the time the Tandem SAR is exercised and the Option Price of the Related Option.

(c)
Exercise of Additive SARs. Additive SARs shall be deemed to be exercised upon, and in addition to, the exercise of the Related Option. The deemed exercise of Additive SARs shall not reduce the number of Shares with respect to which the Related Option remains unexercised.

(d)
Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon such SARs.

(e)
Other Conditions Applicable to SARs. In no event shall the term of any SAR granted under the Plan exceed ten years from the Grant Date. A SAR may be exercised only when the Fair Market Value of a Share exceeds either (i) the Fair Market Value per Share on the Grant Date in the case of a Freestanding SAR or (ii) the Option Price of the Related Option in the case of either a Tandem or Additive SAR. A SAR shall be exercised by delivery to the Committee of a notice of exercise in the form prescribed by the Committee.

(f)
Payment Upon Exercise of SARs. Subject to the provisions of the Agreement, upon the exercise of a SAR, the Participant shall be entitled to receive, without any payment to the Company (other than required tax withholding amounts), an amount equal to the product of multiplying (i) the number of Shares with respect to which the SAR is exercised by (ii) an amount equal to the excess of (A) the Fair Market Value per Share on the date of exercise of the SAR over (B) either (x) the Fair Market Value per Share on the Award Date in the case of a Freestanding SAR or (y) the Option Price of the Related Option in the case of either a Tandem or Additive SAR.

  Payment to the Participant shall be made in Shares, valued at the Fair Market Value of the date of exercise, in cash, or a combination thereof, as the Committee may provide in the SAR Agreement. To the extent required to satisfy the conditions of Rule 16b-3(e), or as otherwise provided in the Agreement, the

  Committee shall have the sole discretion to consent to or disapprove the election of any Participant to receive cash in full or partial settlement of an SAR. In cases where an election of settlement in cash must be consented to by the Committee, the Committee may consent to, or disapprove, such election at any time after such election, or within such period for taking action as is specified in the election, and failure to give consent shall be disapproval. Consent may be given in whole or as to a portion of the SAR surrendered by the Participant. If the election to receive cash is disapproved in whole or in part, the SAR shall be deemed to have been exercised for Shares, or, if so specified in the notice of exercise and election, not to have been exercised to the extent the election to receive cash is disapproved.

(g)
Non-transferability of SARs. No SARs granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all SARs granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

8.    Restricted Stock.

(a)
Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock under the Plan to such Participants and in such amounts as it shall determine. Participants receiving Restricted Stock Awards shall not be required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services and/or until other conditions are satisfied as determined by the Committee in its sole discretion, unless required by applicable law.

(b)
Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by an Agreement that shall specify the Period of Restriction, the conditions which must be satisfied prior to removal of the restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

(c)
Transferability. Except as provided in this Section 8, the Shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction or upon earlier satisfaction of such other conditions as may be specified by the Committee in its sole discretion and set forth in the Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

(d)
Other Restrictions. The Committee shall impose such other restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. Alternatively, the Committee, in its sole discretion, may have Shares of Restricted Stock issued without legend and held by the Secretary until such time that all restrictions are satisfied.

(e)
Certificate Legend. In the event that the Committee elects to legend the certificates representing Restricted Stock, and in addition to any legends placed on certificates pursuant to Section 8(d) above, each certificate representing shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

    The sale or other transfer of the Shares of Stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the AEP Industries Inc. 2005 Stock Option Plan, as amended, effective January 1, 2005 and in a Restricted Stock Agreement dated                           . A copy of the Plan and such Restricted Stock Agreement may be obtained from the Secretary of AEP Industries Inc.

(f)
Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock Award made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction and/or upon the satisfaction of other conditions as determined by the Committee in its sole discretion. Once the Shares are released from the restrictions, the

  Participant shall be entitled to have removed any legend that may have been placed on the certificates representing such Shares pursuant to Sections 8(d) and 8(e) herein.

(g)
Voting Rights. During the Period of Restriction, Participants in whose name Shares of Restricted Stock are granted hereunder may exercise full voting rights with respect to those Shares.

(h)
Dividends and Other Distributions. During the Period of Restriction, Participants in whose name Shares of Restricted Stock are granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability as the Shares of Restricted Stock with respect to which they were distributed and the Shares shall be so legended.

9.    Performance Awards.

(a)
Grant of Performance Awards. Subject to the terms and provisions of the Plan, Performance Awards in the form of either Performance Units or Performance Shares may be granted to Participants at any time and from time to time as shall be determined by the Committee. Subject to Section 4 above, the Committee shall have complete discretion in determining the number of Performance Units or Performance Shares granted to each Participant, provided that on each date that any cash is paid to any Participant pursuant to Performance Units, the amount of cash shall be divided by the Fair Market Value of a Share of Stock on such date, and the result shall be deducted from the number of Shares that may be issued under the Plan in the aggregate or to any Participant under Section 4 above. Participants receiving Performance Awards shall not be required to pay the Corporation therefor (except for applicable tax withholding) unless required by applicable law.

(b)
Value of Performance Awards. The Committee shall determine the number of Performance Units or Performance Shares granted to each Participant as a Performance Award. The Committee shall set performance goals in its discretion for each Participant who is granted a Performance Award. The extent to which such performance goals are met will determine the value of the Performance Unit or Performance Share to the Participant. Such performance goals may be particular to a Participant, may relate to the performance of the Division or Subsidiary which employs him, may be based on the performance of the Company generally, or a combination of the foregoing. The performance goals may be based on achievement of balance sheet or income statement objectives, or any other objectives established by the Committee. The performance goals may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The Committee shall determine the time period during which the performance goals must be met ("Performance Period"). Each Performance Award shall be subject to such other terms and conditions as the Committee may determine which shall be set forth in an Agreement.

(c)
Settlement of Performance Awards. After a Performance Period has ended, the holder of a Performance Unit or Performance Share shall be entitled to receive the value thereof based on the degree to which the performance goals established by the Committee and set forth in the Agreement have been satisfied.

(d)
Form of Payment. Payment of the amount to which a Participant shall be entitled upon the settlement of Performance Award shall be made in cash, Stock, or a combination thereof as determined by the Committee. Payment may be made in a lump sum or installments as prescribed by the Committee.

(e)
Non-transferability. Unless the Committee provides otherwise pursuant to Section 19(b) below, no Performance Units or Performance Shares granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. All rights with respect to Performance Units and Performance Shares granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or personal representative.

10.    Other Stock Unit Awards.

(a)
Grant. The Committee is authorized to grant to Participants, either alone or in addition to other Awards made under the Plan, Other Stock Unit Awards to be issued at such times, subject to or based upon achievement of such performance or other goals and on such other terms and conditions as the Committee shall deem appropriate and specify in the Agreement relating thereto, which need not be the same with respect to each Participant. Stock or other securities granted pursuant to Other Stock Unit Awards may be issued for no cash consideration or for such minimum consideration as may be required by applicable law.

(b)
Sale and Transferability. To the extent an Other Stock Unit Award granted under the Plan is deemed to be a derivative security within the meaning of Rule 16b-3, it may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution, unless the Committee provides otherwise pursuant to Section 19(b) below. All rights with respect to such Other Stock Unit Awards granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or personal representative.

11.    Change in Control.

In the event of a Change in Control or immediately prior to a Change in Control of the Company, the Committee may, in its complete discretion, cause: (a) each Option then outstanding under the Plan to become fully exercisable and remain so for the duration of the Option as specified in the Agreement; (b) all restrictions or conditions related to grants of Restricted Stock to be deemed immediately and fully satisfied and all certificates representing such Shares of Restricted Stock to be released or issued free of any legend, and thereby become freely transferable; and (c) any or all restrictions or conditions related to an Award to be released and accelerated, in such a manner, in the case of Section 16 Persons, as to conform to the provisions of Rule 16b-3.

12.    Option Grants to Outside Directors.

(a)
Option Grants. Immediately following each annual meeting of stockholders of the Company, commencing with the 2005 meeting and continuing with each annual meeting of stockholders thereafter until the Plan is terminated or expires pursuant to Section 16 below, or, if any such annual meeting is held on a date for which Fair Market Value cannot be calculated (because Common Stock is not traded on such date or for any other reason), then on the next date for which Fair Market Value can be calculated, each person who is an Eligible Director immediately following such annual meeting shall be granted a Non-qualified Stock Option to purchase 1,000 shares of Stock. The price at which shares may be purchased under any option granted pursuant to this Section 12(a) shall be their Fair Market Value on the date such option is granted.

(b)
Term of Option and Limitations on Right to Exercise.

(i)
Except as otherwise provided in Subsections 12(b)(ii), (iii), and (iv) below, an Option granted to an Outside Director may be exercised at any time for all or from time to time for any part of the shares which are subject to purchase under the Option, before the tenth anniversary of the date on which the Option was granted. If not sooner exercised or terminated pursuant to the preceding sentence or the other provisions of this Subsection 12(b)(i), an Option shall expire on the tenth anniversary of the date on which it was granted.

(ii)
An Option granted to an Outside Director may not be exercised in whole or in part until the fifth anniversary of the grant date of the Option except as follows:

Exercise Period	Cumulative Percentage of Aggregate Number of Shares of Stock Covered by Option Which May be Purchased

Within first year from date of grant	0%
Beginning one year from date of grant	20%
Beginning two years from date of grant	40%
Beginning three years from date of grant	60%
Beginning four years from date of grant	80%
Beginning five years from date of grant	100%

  less, in the case of each exercise period, the number of Shares of Stock, if any, previously purchased under the Option.

  (iii)
  A Participant's right to exercise an Option that is otherwise exercisable pursuant to the provisions of Subsections 12(b)(i) and (ii) above shall terminate one year after the Participant's service on the

    Board of Directors terminates for any reason other than cause within the meaning of the Company's by-laws, and upon the termination of the Participant's service on the Board of Directors for cause.

  (iv)
  An Option may not be exercised for fewer than one hundred Shares unless fewer than one hundred Shares remain subject to the Option at the time, in which case the Option may not be exercised for less than the full balance of the Shares that remain subject to the Option at the time.

(c)
Time and Manner of Option Exercise. An Option granted under this Section 12 shall be considered exercised if and when written notice, signed by the person exercising the Option and stating the number of Shares with respect to which the Option is being exercised, is received by the Secretary on a form approved for this purpose by the Committee, accompanied by full payment of the Option exercise price in one or more of the forms described in Section 12(d) below for the number of Shares to be purchased. No Option may at any time be exercised with respect to a fractional Share.

(d)
Payment of Exercise Price. The Option exercise price may be paid in whole or in part (i) in cash, (ii) by bank-certified check, cashier's check, or personal check subject to collection, (iii) in whole Shares valued at their Fair Market Value on the date of exercise, provided that such Shares have been held by the Participant for at least six months before the date of exercise or satisfy such other requirement(s) as the Committee may impose, or (iv) by delivering to the Company a properly executed exercise notice together with a copy of irrevocable instructions to a stockbroker to sell immediately some or all of the Shares acquired by exercise of the Option and to deliver promptly to the Company an amount of sale proceeds (or, in lieu of or pending a sale, loan proceeds) sufficient to pay the purchase price.

(e)
Exercise After Death. Following the death of an Outside Director any Options that were exercisable at the time of his death may be exercised prior to their expiration or termination pursuant to the provisions of Section 12(b) above by the Participant's beneficiary designated pursuant to the provision of Section 12(f) below or, if no such beneficiary has been designated or survives the Participant, by the Participant's estate or the person or persons to whom the Options passed by will or the laws of descent and distribution.

(f)
Transferability. An Option granted to an Outside Director under the Plan is not transferable by the Participant other than by will or the laws of descent and distribution and, during the lifetime of the Participant, is exercisable only by him or his legal representative. Notwithstanding the foregoing, a Participant may designate a beneficiary to whom his Options shall pass in the event of his death, provided that such beneficiary is designated in writing on a form approved for that purpose by the Committee and such form is received by the Secretary prior to the Participant's death and, provided further, that the Committee consents to any beneficiary so designated.

13.    Adjustment for Changes in Stock Subject to Plan and Other Events. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or Shares of the Company, the Committee shall make such adjustments, if any, as it deems appropriate in the number and kind of Shares subject to the Plan, in the number and kind of Shares covered by outstanding Awards, in the Option price per Share of outstanding Options, in the maximum number of Shares that may be issued to any Participant pursuant to Awards made under the Plan, and in the number of Shares which shall be optioned annually to each Outside Director pursuant to Section 12 hereof. If the adjustment would produce fractional Shares with respect to any then outstanding Awards, the Committee may adjust appropriately the number of Shares covered by the outstanding Awards so as to eliminate the fractional Shares. Any adjustment to be made with respect to Incentive Stock Options shall comply with Sections 422 and 424 of the Code.

In connection with any merger or consolidation in which the Company is not the surviving corporation or any sale or transfer by the Company of all or substantially all its assets or any tender offer or exchange offer for, or the acquisition, directly or indirectly, by any person or group of all, or a majority of the then outstanding voting securities of the Company, all outstanding Options under the Plan shall become exercisable in full, notwithstanding any other provision of the Plan or of any outstanding Options granted thereunder, on and after (a) 15 days prior to the effective date of such merger, consolidation, sale, transfer or acquisition or (b) the date of commencement of such tender offer or exchange offer, as the case may be.

14.    (a) Registration, Listing and Qualification of Shares of Stock. Each Award shall be subject to the requirement that if at any time the Committee shall determine that the registration, listing, or qualification of the Shares covered thereby upon any securities exchange or under any Federal or state law or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase, issuance, or transfer of Shares thereunder, no such Award may be exercised unless and until such registration, listing, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The Company may require that any person exercising an Option shall make such representations and agreements and furnish such information as it deems appropriate to assure compliance with the foregoing or any other applicable legal requirement.

(b)
Other Terms and Conditions. The Committee may impose such other terms and conditions, not inconsistent with the terms hereof, on the grant or exercise of Awards, as it deems advisable.

15.    Effectiveness of Plan. The Plan will not be effective unless approved by a majority of the votes cast by the stockholders of the Company at a meeting of stockholders duly called and held for such purpose within twelve months of adoption by the Board, and no Award granted hereunder shall be exercisable prior to such approval.

16.    Amendment, Modification, and Termination of Plan.

(a)
Amendment, Modification and Termination. Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on, and no Award shall be granted hereunder after, the earlier of (i) the close of business on the next day preceding the tenth anniversary of the date of adoption of the Plan by the Board of Directors or (ii) the date on which all Shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of Options granted under the Plan. If the date of termination is determined under (i) above, then Options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such Options. At any time and from time to time, the Board may terminate, amend, or modify the Plan. The Board is specifically authorized to amend the Plan and take such other action as it deems necessary or appropriate to comply with Code Section 162(m) and regulations issued thereunder, or with Rule 16b-3. Such amendment or modification may be without shareholder approval except to the extent that such approval is required by the Code, pursuant to the rules under Section 16 of the Exchange Act, by any national securities exchange or system on which the Stock is then listed or reported, by any regulatory body having jurisdiction with respect thereto, or under any other applicable laws, rules, or regulations. The Plan provisions that determine the amount, price and timing of Option grants to Outside Directors may not be amended more than once every six months, other than to comply with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder, unless the Board determines that Rule 16b-3 will not be rendered unavailable thereby.

(b)
Awards Previously Granted. No termination, amendment, or modification of the Plan, shall adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.

17.    Withholding.

(a)
Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment under or as a result of this Plan.

(b)
Stock Withholding. To the extent that the Code requires withholding upon the exercise of Non-qualified Stock Options, or upon the lapse of restrictions on Restricted Stock, or upon the occurrence of any other similar taxable event, the Committee may permit or require, subject to any rules it deems appropriate, the withholding requirement to be satisfied, in whole or in part, with or without the consent of the Participant, by having the Company withhold Shares having a Fair Market Value equal to the amount required to be withheld from the Shares issuable to the Participant. The value of the Shares to be withheld shall be based on Fair Market Value of the Shares on the date that the amount of tax to be withheld is to be determined.

18.    Successors.

All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

19.    General.

(a)
Requirements of Law. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies as may be required. No Shares shall be issued or transferred pursuant to this Plan unless and until all legal requirements applicable to such issuance or transfer have, in the opinion of counsel to the Company, been complied with. In connection with any such issuance or transfer, the person acquiring the Shares shall, if requested by the Company, give assurances satisfactory to counsel to the Company in respect to such matters as the Company may deem desirable to assure compliance with all applicable legal requirements.

(b)
Effect of the Plan. The establishment of the Plan shall not confer upon any Participant any legal or equitable right against the Company, a Subsidiary, a Parent, or the Committee, except as expressly provided in the Plan. The Plan is does not intended to constitute a contract of employment between the Company or any of its Subsidiaries or Affiliates and any Participant. Participation in the Plan shall not give any Participant any right to be retained in the service of the Company or any of its Subsidiaries or Affiliates. No Award and no right under the Plan, contingent or otherwise, shall be subject to any encumbrance, pledge or charge of any nature or shall be assignable except that, under such rules and regulations as the Committee may establish pursuant to the terms of the Plan, a beneficiary may be designated in respect to the Award in the event of the death of the holder of the Award and except, also, that if the beneficiary shall be the executor or administrator of the estate of the holder of the Award, any rights in respect to such Award may be transferred to the person or persons or entity (including a trust) entitled thereto under the will of the holder of such Award or under the laws relating to descent and distribution.

(c)
Certain Hardship Distribution Provisions. No Participant may exercise an Award or engage in any other transaction with respect to an Award or the Plan during the balance of the calendar year after the Participant receives a hardship distribution from a plan of the Company or a related party within the provisions of Code sections 414(b),(c), (m) or (o) containing a cash or deferred arrangement under Section 401(k) of the Code, or during the following calendar year, if such exercise or other transaction would constitute an elective contribution or employee contribution to the Plan within the meaning of Treasury Regulation Section 1.401(k)-1(d)(2)(iv)(B)(4). The preceding sentence shall not apply if and to the extent that the Committee determines it is not necessary to qualify any such plan as a cash or deferred arrangement under Section 401(k) of the Code.

(d)
Creditors. The interests of any Participant under the Plan or any Agreement shall not be subject to the claims of creditors and may not, in any way, be assigned, alienated, or encumbered.

(e)
Governing Law. The Plan, and all Agreements made pursuant hereto, shall be governed, construed, and administered in accordance with and governed by the laws of the State of New Jersey and the intention of the Company that ISOs granted under the Plan qualify as such under Section 422 of the Code.

(f)
Severability. In the event that any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(g)
Rule 16b-3 Requirements; Code Section 162(m). Any provision of the Plan to the contrary notwithstanding: (i) the Committee may impose such conditions on any Award as the Committee may determine, on the advice of counsel, are necessary or desirable to satisfy the provisions of Rule 16b-3; (ii) transactions by and with respect to Section 16 Persons shall comply with any applicable conditions of Rule 16b-3 unless the Committee determines otherwise; (iii) transactions with respect to persons whose remuneration is subject to the provisions of Section 162(m) of the Code shall conform to the requirements of Section 162(m)(4)(C) of the Code unless the Committee determines otherwise; (iv) the Plan is intended to give the Committee the authority to grant Awards that qualify as performance-based compensation under Code Section 162(m)(4)(C) as well as Awards that do not so qualify; and (v) any provision of the Plan that would prevent the Committee from exercising the authority referred to in clause (iv) hereof or that would prevent an Award that the Committee intends to qualify as performance-based compensation under Code Section 162(m)(4)(C) from so qualifying shall be administered, interpreted and construed to carry out the Committee's intention, and any provision that cannot be so administered, interpreted and construed shall to that extent be disregarded.

20.    Other Actions. Nothing contained in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including but not by way of limitation, the right of the Company to grant or issue options for proper corporate purposes other than under the Plan with respect to any employee or other person, firm, corporation, or association.

Annex E

AEP INDUSTRIES INC.
2005 EMPLOYEE STOCK PURCHASE PLAN

1.    Purpose. The purpose of the AEP Industries Inc. 2005 Employee Stock Purchase Plan is to enable and encourage employees of the Company and its Subsidiaries to acquire the Company's Common Stock through payroll deductions to enable them to share in the economic prosperity of the Company.

2.    Definitions.

2.1	"Board of Directors" shall mean the Board of Directors of the Company.
2.2	"Code" shall mean the Internal Revenue Code of 1986 and any successor statute thereto, as amended.
2.3	"Committee" shall mean the Stock Option Committee of the Board of Directors.
2.4	"Common Stock" shall mean shares of the Company's common stock, $.01 par value.
2.5	"Company" shall mean AEP Industries Inc., a Delaware corporation.
2.6
"Compensation" as used during any calendar year with respect to an Employee shall mean the amount of salary and hourly wages (including bonuses, overtime, commissions, sick pay, and other supplemental compensation) received by such Employee from the Company or a Subsidiary in respect of such calendar year, as required to be reported to the Internal Revenue Service ("IRS") on IRS Form W-2 for such calendar year.
2.7
"Eligible Employee" shall mean only those persons who on an Offering Date (a) are Employees and (b) are not deemed for purposes of Section 423(b)(3) of the Code to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or a Subsidiary.
2.8
"Employees" shall mean all persons employed by the Company or any Subsidiary, within the meaning of Section 423(b)(1) of the Code, excluding persons (a) employed less than one year, or (b) whose customary employment is 20 hours or less per week or for not more than five months per year, or (c) who serve on the Committee.
2.9	"Exercise Date" shall mean the final day of each Offering Period.
2.10
"Fair Market Value" on a particular day means the last sale price regular way on such day or if such day is not a business day on the preceding business day, on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported by such exchange, or if the Common Stock is not listed or admitted to trading on any nations securities exchange, in the over-the-counter market on such day, as reported on the Nasdaq National Market ("Nasdaq"), or if there are no such prices reported on such exchange or Nasdaq on such day, the average of the closing high bid and low asking price of the Stock as reported by such exchange or Nasdaq, and if there be none, then as furnished to the Committee by any New York Stock Exchange member selected from time to time by the Committee for such purpose. If there is no bid or asked price reported on any such day, the market value shall be determined by the Committee in accordance with the regulations promulgated under Section 2031 of the Code, or by any other appropriate method selected by the Committee.
2.11	"Offering" shall mean the offering of shares of Common Stock to Participants pursuant to this Plan that occurs on each Offering Date.
2.12	"Offering Date" shall mean the first day of each Offering Period.
2.13
"Offering Period" shall mean the periods commencing January 1 and July 1 of each calendar year and ending, respectively, on June 30 and December 31 of the same calendar year. The first Offering Period shall commence on July 1, 2005.

2.14	"Participant" shall mean an Eligible Employee who elects to participate in the Plan and gives notice to the Company of such election in accordance with Section 5 hereof.
2.15	"Plan" shall mean the AEP Industries Inc. 2005 Employee Stock Purchase Plan as hereafter, from time to time, amended.
2.16	"Purchase Price" shall mean the cost of Common Stock acquired pursuant to the Plan as determined under Section 9 hereof.
2.17	"Rules" shall mean the rules for administering the Plan adopted pursuant to Section 19 hereof.
2.18	"Stock Purchase Account" shall mean the record of payments made by a Participant in accordance with Section 6 hereof which is required to be maintained in accordance with Section 7 hereof.
2.19	"Subsidiary" shall mean any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

3.    Shares Offered Pursuant To The Plan. The number of shares of Common Stock which may be offered under the Plan on or after July 1, 2005, shall not exceed 250,000, subject to adjustment in accordance with Section 21 hereof. Such shares may be authorized but unissued shares, previously issued shares reacquired by the Company, or any combination thereof.

4.    Shares Purchased By Participants. Each Participant on an Offering Date shall be entitled to purchase from the Company, in the manner and on the terms herein provided, whole shares of Common Stock at the Purchase Price set forth in Section 9 hereof with amounts withheld or paid pursuant to Section 6 hereof during the Offering Period commencing on such Offering Date and ending on the next succeeding Exercise Date. Anything herein to the contrary notwithstanding, if any person entitled to purchase shares pursuant to any Offering hereunder would be deemed for purposes of Section 423(b)(3) of the Code to own stock (including any number of shares which such person would be entitled to purchase hereunder and under any other such plan maintained by the Company or any Subsidiary) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company, the maximum number of shares which such person shall be entitled to purchase pursuant to this Plan shall be reduced to that number which, when added to the number of shares of stock of the Company which such person is so deemed to own (excluding any number of shares which such person would be entitled to purchase hereunder), is one less than such 5%.

5.    Participation in Plan. Any Eligible Employee may become a Participant in the Plan by notifying the Company in writing of his intention to participate prior to the Offering Date on which an Offering commences as the Committee may prescribe. Such notice shall be in the form prescribed by the Rules and shall be delivered by hand or mailed, postage prepaid, to the secretary of the Committee, or his designee.

6.    Method of Payment For Shares.

6.1	Payment for shares of Common Stock purchased hereunder shall be made by authorized payroll deductions from a Participant's Compensation pursuant to this Section.
6.2
In his written notice to the Company pursuant to Section 5 hereof, a Participant shall authorize a deduction, stated as a percentage (to tenths of a percent) from the payment of his Compensation during each Offering Period. The maximum deduction during any Offering Period shall not exceed 7.5% of Compensation during that Offering Period or such lesser amount as the Committee may prescribe. The minimum deduction is 1.0% of Compensation. A Participant may not change the amount of his deductions during an Offering Period, but may change the amount to be deducted for any subsequent Offering by filing notice thereof prior to the Offering Date on which such subsequent Offering commences in the manner provided in Section 5 hereof.

7.    Stock Purchase Accounts. A Stock Purchase Account shall be established and maintained in the name of each Participant. Amounts deducted from a Participant's Compensation pursuant to Section 6 hereof shall be credited to his Stock Purchase Account.

8.    Interest. No interest shall accrue or be payable to any Participant with respect to any amounts credited to his Stock Purchase Account.

9.    Purchase Price. The Purchase Price per share of the shares of Common Stock sold to Participants hereunder for any Offering shall be the lesser of 85% of the Fair Market Value per share of Common Stock on (i) the Offering Date or (ii) the Exercise Date.

10.    Purchase of Shares. If as of any Exercise Date there is credited to the Stock Purchase Account of a Participant an amount at least equal to the Purchase Price of one share of Common Stock, as determined in Section 9 hereof, for the Offering which expires on such Exercise Date, the Participant shall purchase from the Company at such Purchase Price the largest number of whole shares of Common Stock which can be purchased with the amount credited to his Stock Purchase Account, or such lesser number of shares the Committee may from time to time establish as the maximum number of shares that a Participant may purchase in such Offering.

11.    Expiration of Offering. As of each Exercise Date the amount credited to the Stock Purchase Account of each Participant in the Offering which expires on such Exercise Date shall be charged with the aggregate Purchase Price of the shares of Common Stock purchased by the Participant on such Exercise Date. The remaining balance credited to his Stock Purchase Account shall be refunded to each Participant who files notice of his election for refund prior to such Exercise Date in the manner provided in Section 23 hereof. If no such notice is filed by a Participant and he has not withdrawn from the Plan in accordance with Section 13 hereof, any remaining balance credited to his Stock Purchase Account shall be credited to his Stock Purchase Account for the next succeeding Offering hereunder.

12.    Issuance of Shares, Stock Certificate.

12.1
The shares of Common Stock purchased by a Participant on an Exercise Date shall, for all purposes, be deemed to have been sold at the close of business on such Exercise Date. Prior to that time the Participant shall have none of the rights or privileges of a stockholder of the Company with respect to such shares.
12.2
As soon as practicable after each Exercise Date, the Company shall issue and deliver a certificate for the number of shares of Common Stock purchased by a Participant on such Exercise Date, which certificate shall be registered either in the Participant's name or jointly in the names of the Participant and his spouse, with the right of survivorship, as the Participant shall designate in a written notice to the Company pursuant to Section 23 hereof. The Participant may change such designation at any time by filing notice of the change in accordance with Section 23 hereof.

13.    Voluntary Withdrawal from Plan. A Participant other than an officer or director of the Company who is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") may withdraw from the Plan at any time by filing notice of withdrawal in the manner provided in Section 23 hereof. Upon a Participant's withdrawal, the entire amount credited to his Stock Purchase Account shall be refunded to him. Any Participant who withdraws from the Plan may again become a Participant hereunder with respect to a future Offering Period by filing notice in accordance with Section 5 hereof. An officer or director of the Company who is subject to Section 16(b) of the Exchange Act may withdraw from the Plan only with respect to a future Offering Period, unless the Committee shall have made other provision for exempting transactions under the Plan by such persons from Section 16(b) of the Exchange Act in advance of the Offering Period in which any such notice of withdrawal is filed.

14.    Involuntary Withdrawal from Plan. If a Participant ceases to be an Employee by reasons of clauses (a), (b) or (c) of Section 2.8 hereof, the entire credit balance in his Stock Purchase Account as of the effective date on which he so ceased to be an Employee shall be used to purchase shares of Common Stock pursuant to Sections 9 and 10 hereof as of the next Exercise Date and any remaining balance credited to his Stock Purchase Account shall be refunded to him.

15.    Termination of Employment. If a Participant ceases to be an Employee other than by reason of clauses (a), (b) or (c) of Section 2.8 hereof, the entire credit balance in his Stock Purchase Account shall be refunded to him. If a Participant dies, the entire credit balance in his Stock Purchase Account shall be paid over to his estate.

16.    Procedure if Insufficient Shares Available. In the event that on any Exercise Date the aggregate funds available for the purchase of shares of Common Stock pursuant to Section 9 hereof would purchase a number of shares in excess of the number of shares then available for purchase under the Plan, the Committee shall proportionately reduce the number of shares which would otherwise be purchased by each Participant on such Exercise Date in order to eliminate such excess, the Plan shall automatically terminate immediately after such Exercise Date and any remaining balance credited to the Stock Purchase Account of a Participant shall be refunded to such Participant.

17.    Limitation on Right to Purchase. Anything herein to the contrary notwithstanding, if at any time when any person is entitled to complete the purchase of any shares pursuant to this Plan, taking into account such person's rights, if any, to purchase stock under all other stock purchase plans of the Company or any Subsidiary, the result would be that during the then current calendar year such person would have first become entitled to purchase under this Plan and all such other plans a number of shares of stock which would exceed the maximum number of shares permitted by the provisions of Section 423(b)(8) of the Code, then the number of shares which such person shall be entitled to purchase pursuant to this Plan shall be reduced by the number which is one more than the number of shares which represents the excess.

18.    Rights Not Transferable. Rights to purchase shares under this Plan are exercisable only by the Participant during his lifetime and are not transferable. If a Participant attempts to transfer his rights to purchase shares under the Plan, he shall be deemed to have requested withdrawal from the Plan and the provisions of Section 13 hereof shall apply with respect to such Participant.

19.    Administration of the Plan. Subject to the general control of, and superseding action by, the Board of Directors, the Committee shall have full power to administer the Plan. The Committee shall adopt Rules not inconsistent with the provisions of the Plan for its administration, including the form of all notices required hereunder. The Committee's interpretation and construction of the Plan and Rules shall, subject as aforesaid, be final and conclusive.

20.    Amendment of the Plan. The Board of Directors may at any time, or from time to time, alter or amend the Plan in any respect, except that, without approval of the stockholders, no amendment may (i) change the number of shares reserved under the Plan other than as provided in Section 21 hereof, (ii) reduce the Purchase Price per share as determined under Section 9 hereof other than as provided in Section 21 hereof, or (iii) permit any person who is not an Employee to participate in the Plan.

21.    Recapitalization and Corporate Reorganziation.

21.1
The aggregate number of shares of Common Stock reserved for purchase under the Plan as provided in Section 3 hereof and the Purchase Price per share as provided in Section 9 hereof shall be appropriately adjusted to reflect any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend, or other increase or decrease in such shares effected without receipt of consideration by the Company.
21.2
Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any merger or consolidation, any Offering hereunder shall pertain to and apply to the shares of stock of the Company, but a dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving or the resulting corporation, shall cause the Plan and any Offering hereunder to terminate and the entire amount credited to the Stock Purchase Account of each Participant hereunder shall be paid to such Participant.

22.    Expiration and Termination of the Plan. The Plan shall continue in effect through June 30, 2015, unless terminated prior thereto pursuant to Section 21 hereof, provided that the Board of Directors shall have the right to terminate the Plan at any time. In the event of the expiration of the Plan or its termination pursuant to Section 21 hereof, the entire amount credited to the Stock Purchase Account of each Participant hereunder shall be refunded to the Participant.

23.    Notice. Any notice which a Participant files pursuant to this Plan shall be in the appropriate form prescribed by the Rules or, if no provision is made in such Rules for the particular kind of notice in question, such notice shall be in writing and shall be delivered by hand or mailed, postage prepaid, to the secretary of the Committee, or his designee.

24.    Repurchase of Stock. The Company shall not be required to repurchase from any Participant shares of Common Stock which he acquires under this Plan.

25.    Alternative Contribution Methods. Anything herein to the contrary notwithstanding, in the event that authorized payroll deductions from Employees' Compensation are not permitted by reason of the provisions of local law applicable to the Company or any Subsidiary, the Committee shall adopt an appropriate alternative method pursuant to which affected Employees may make payment for shares of Common Stock purchased hereunder which would otherwise have been made pursuant to Section 6 hereof. Payments made hereunder shall be deemed to have been made pursuant to Section 6 hereof.

AEP INDUSTRIES INC.
PROXY ANNUAL MEETING OF STOCKHOLDERS—APRIL 13, 2004
COMMON STOCK
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned, a stockholder of AEP INDUSTRIES INC., does hereby appoint Jack P. Adler and Paul E. Gelbard, or either of them, with full power of substitution, the undersigned's proxies, to appear and vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Tuesday, April 13, 2004, at 11:00 A.M., local time, or at any adjournments thereof, upon such matters as may properly come before the meeting.

        The undersigned hereby instructs said proxies or their substitutes to vote as specified on the reverse side of this card on each of the following matters in accordance with their judgment and on any other matters which may properly come before the meeting.

(Continued on reverse side)

Annual Meeting of Stockholders
AEP INDUSTRIES INC.

April 13, 2004

COMPANY NUMBER

Please date, sign and mail your proxy card in the envelope provided as soon as possible.	ACCOUNT NUMBER

V        Please Detach and Mail in the Envelope Provided        V

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE;
PLEASE MARK YOUR VOTE INK BLUE OR BLACK IN AS SHOWN HERE    ☒

						FOR	AGAINST	ABSTAIN
1.	Election of Class C Directors	Nominees		2.	Approval of the AEP Industries Inc. 2005 Stock Option Plan	☐	☐	☐
☐	FOR ALL NOMINEES	( )	J. Brendan Barba
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	( ) ( )	Richard E. Davis Lee C. Stewart	3.	Approval of the AEP Industries Inc. 2005 Employee Stock Purchase Plan	☐	☐	☐
☐	FOR ALL EXCEPT (See instructions below)	( )	William F. Stoll, Jr	4.	Ratification of the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending October 31, 2004	☐	☐	☐

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold as shown here: (X)

The Board of Directors favors a vote "FOR" Items No. 1, No. 2, No. 3, and No. 4

The shares represented by this Proxy will be voted as directed. If no direction is indicated as to any of Items 1, 2, 3, or 4, the shares will be voted in favor of the Item(s) for which no direction is indicated
To change the address on your account, please check the box at right and indicated your new address in the address space above. Please note that changes to registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date	, 2004	Signature of Stockholder	Date	, 2004

NOTE:	This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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AEP INDUSTRIES INC. NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
AEP INDUSTRIES INC. PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS APRIL 13, 2004
AEP INDUSTRIES INC. PROXY ANNUAL MEETING OF STOCKHOLDERS—APRIL 13, 2004 COMMON STOCK THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS